As filed with the Securities and Exchange Commission on May 26, 2011

Securities Act File No. 333-173318

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933         ☒

(Check appropriate box or boxes)

Pre-Effective Amendment No. 2            ☒

Post-Effective Amendment No.

CHURCHILL FINANCIAL BDC INC.

(Exact name of Registrant as specified in charter)

400 Park Avenue, Suite 1510

New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (212) 763-4600

Kenneth J. Kencel

President and Chief Executive Officer

Churchill Financial BDC Inc.

400 Park Avenue, Suite 1510

New York, NY 10022

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm	Sarah E. Cogan
John J. Mahon	Simpson Thacher & Bartlett LLP
Sutherland Asbill & Brennan LLP	425 Lexington Avenue
1275 Pennsylvania Avenue, NW	New York, NY 10017
Washington, DC 20004	(212) 455-2000
(202) 383-0100

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐    when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)
Common Stock, $0.01 par value per share	$150,000,000	$17,415

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                     , 2011

PRELIMINARY PROSPECTUS

             Shares

Churchill Financial BDC Inc.

Common Stock

We are a newly organized externally managed finance company. Our investment objective is to maximize current income and, to a lesser extent, capital appreciation. We will seek to achieve our investment objective by investing primarily in first lien senior secured and unitranche loans made principally to private U.S. middle market companies that are, in most cases, controlled by private equity investment firms, which we refer to collectively as “senior loans.” We expect that at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in first lien senior secured loans, with the balance invested in unitranche loans and other investments.

We were formed in April 2011 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the Investment Company Act of 1940, as amended, prior to pricing of this offering. We will be managed by Churchill Financial BDC Management LLC, which intends to register as an investment adviser under the Investment Advisers Act of 1940, as amended, prior to the pricing of this offering. Churchill Financial BDC Administrator LLC will provide the administrative services necessary for us to operate. Churchill Financial BDC Management LLC and Churchill Financial BDC Administrator LLC are affiliated with Churchill Financial, a leading provider of senior debt financing to middle market companies.

Immediately prior to the pricing of this offering, we will acquire a portfolio consisting of approximately $         million of investments from two existing private vehicles which are affiliated with Churchill Financial. See “Churchill Portfolio Acquisition.”

This is our initial public offering and our shares have no history of public trading. We currently expect that the initial public offering price of our common stock will be between $             and $             per share. We have applied to have our common stock approved for listing on the NASDAQ Global Select Market under the symbol “CFBD.” Churchill Financial, through Churchill Financial Holdings LLC, and certain members of Churchill Financial’s senior management team have committed to purchase an aggregate of $10 million of our common stock in a concurrent private placement immediately prior to the pricing of this offering at the initial public offering price.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing, and keep it for future reference. Upon the completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us by mail at 400 Park Avenue, Suite 1510, New York, NY 10022, by telephone at (212) 763-4600 or on our website at http://www.churchillbdc.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $             per share (the mid-point of the estimated initial public offering price range), purchasers in this offering will experience immediate dilution in net asset value of approximately $             per share. See “Dilution” for more information. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 16 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)	$	$
Proceeds to Churchill Financial BDC Inc. (before expenses)(2)	$	$

(1)

We have granted the underwriters a 30-day option, which we refer to as the over-allotment option, to purchase up to an additional             shares of our common stock at the public offering price, less sales load (underwriting discounts and commissions). If the over-allotment option is exercised in full, the total public offering price will be $             and the total sales load (underwriting discounts and commissions) will be $            . The proceeds to us would be $            , before deducting expenses payable by us. See “Underwriting.”

(2)

We estimate that we will incur approximately $800,000 in offering expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in Churchill Financial BDC Inc. The underwriters expect to deliver the shares on or about                     , 2011.

Joint Book-Running Managers

Citi	UBS Investment Bank	Barclays Capital	SunTrust Robinson Humphrey

Co-Lead Managers

RBC Capital Markets	Stifel Nicolaus Weisel

Co-Managers

Houlihan Lokey	Janney Montgomery Scott	Lazard Capital Markets

You should rely on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. This prospectus will be amended to reflect material changes to the information contained herein.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

Immediately prior to the pricing of this offering, through our wholly owned subsidiary, Churchill Financial BDC Funding LLC (“Churchill Funding”), we will acquire through a series of transactions a portfolio consisting of approximately $         million of investments, which we refer to as the “Initial Portfolio,” from two existing private vehicles, Churchill Financial Cayman LTD. and Churchill Financial Holdings LLC, which we refer to collectively as the “Existing Churchill Vehicles,” in exchange for cash. We will fund our purchase of the Initial Portfolio through borrowings under a new short-term senior secured revolving credit facility we intend to enter into with various lenders, which will be agented by SunTrust Robinson Humphrey Inc., one of the underwriters in this offering and an affiliate of one of the lenders, which we refer to as the “Bridge Facility,” prior to our acquisition of the Initial Portfolio. We refer to this transaction in its entirety as the “Churchill Portfolio Acquisition.”

In addition, we have received commitments to enter into a new senior secured revolving credit facility with various lenders, which will be agented by SunTrust Robinson Humphrey Inc., one of the underwriters in this offering and an affiliate of one of the lenders, which we refer to as the “Senior Credit Facility.”

Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Churchill Financial BDC” refer to Churchill Financial BDC Inc. In addition, the terms “Churchill Financial BDC Management” and “investment adviser” refer to Churchill Financial BDC Management LLC, the terms “Churchill Financial BDC Administrator” and the “administrator” refer to Churchill Financial BDC Administrator LLC, and the term “Churchill Financial” refers, collectively, to the activities and operations of Churchill Financial Holdings LLC and its wholly-owned subsidiary, Churchill Financial LLC, which presently manages Churchill Cayman, as well as Churchill Financial BDC Management and Churchill Financial BDC Administrator, 100% of the equity of each of which is held by Churchill Financial Holdings LLC.

Unless indicated otherwise or the context requires, all information in this prospectus assumes (i) no exercise of the underwriters’ option to purchase additional shares of our common stock and (ii) an initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus). In this prospectus, the terms “pro forma” or “on a pro forma basis” are used to give effect to the impact on historical financial information due to a proposed transaction or event.

Churchill Financial, through Churchill Financial Holdings LLC, and certain members of Churchill Financial’s senior management team have committed to purchase an aggregate of $10 million of our common stock immediately prior to the pricing this offering at the initial public offering price. The shares will be sold to such purchasers at the same offering price paid by investors in this offering in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, or the Securities Act, which we refer to as the “Concurrent Private Placement.”

Churchill Financial BDC

We are a newly organized externally managed finance company. We were formed in April 2011 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, prior to the pricing of this offering. In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. We will be managed by Churchill Financial BDC Management, which intends to register as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, prior to the pricing of this offering. Churchill Financial BDC Administrator will provide the administrative services necessary for us to operate. Churchill Financial BDC Management and Churchill Financial BDC Administrator are affiliated with Churchill Financial, a leading provider of senior debt financing to middle market companies.

Our investment objective is to maximize current income and, to a lesser extent, capital appreciation. We will seek to achieve our investment objective by investing primarily in first lien senior secured and unitranche loans made principally to private U.S. middle market companies that are, in most cases, controlled by private equity investment firms, which we refer to collectively as “senior loans.” Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, or LIBOR, plus a premium. “Unitranche” loans are those that typically have a first lien on all assets of the borrower but have leverage levels comparable to a combination of first lien and second lien or subordinated loans. We expect that at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in first lien senior secured loans, with the balance invested in unitranche loans and other investments. We intend to invest primarily in senior loans made to middle-market companies whose debt is rated below investment grade. Investments rated below investment grade are often referred to as “leveraged loans”, “high yield” securities or “junk bonds,” and may be considered high risk compared to debt instruments that are rated above investment grade.

We expect to invest in senior loans made primarily to private U.S. middle market companies with approximately $5 million to $50 million of earnings before interest, taxes, depreciation and amortization, or EBITDA. Our business model is focused primarily on originating senior loan investments through Churchill Financial’s extensive network of relationships with private equity investment firms, other middle market lenders, financial advisors and experienced senior management teams. We expect that our investments will generally range between $5 million and $25 million, although we expect that the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. As discussed in the “Market Opportunity” section below, we believe that there exists a significant opportunity to achieve attractive risk-adjusted returns in the senior lending space due to the lack of bank financing for growing middle market companies. We believe that recently-originated first lien senior loans represent particularly attractive investments when compared to similar loans originated in the 2006-2007 period due to what we expect to be more attractive pricing and more conservative borrowing terms and deal structures.

We intend to enter into the Bridge Facility prior to consummation of the Churchill Portfolio Acquisition. The Bridge Facility is expected to provide for borrowings up to $120 million and must be repaid with the proceeds of our initial public offering. The Bridge Facility is expected to have a maturity date of ten (10) business days after the pricing date of this offering and to terminate upon the initial funding drawn on the Senior Credit Facility. Borrowings under the Bridge Facility are expected to bear interest at LIBOR plus 2.00%.

In addition, we have received commitments to enter into the Senior Credit Facility, which we expect will become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to $150 million and is expected to expire in 2016. Base rate borrowings under the Senior Credit Facility are expected to bear interest at LIBOR plus 2.00%.

We may also apply for a small business investment company, or SBIC, license from the U.S. Small Business Administration, or SBA. We believe obtaining an SBIC license would be beneficial to our shareholders, as an SBIC license would allow us greater flexibility in pursuing debt investments in smaller and lower middle market companies and would provide an attractive source of capital through the debt financing provided by the

SBA. We can provide no assurance that we will apply for an SBIC license in the future or that if we do apply for an SBIC license, that we will be successful in obtaining an SBIC license.

Immediately prior to the pricing of this offering, we will acquire the Initial Portfolio from the Existing Churchill Vehicles, which are affiliates of Churchill Financial BDC, in exchange for cash. We will fund our purchase of the Initial Portfolio through borrowings under the Bridge Facility, which we intend to enter into prior to consummation of the Churchill Portfolio Acquisition. We plan to use the net proceeds of this offering to repay in full all of the outstanding borrowings under the Bridge Facility which we will incur in connection with our acquisition of the Initial Portfolio. See “Churchill Portfolio Acquisition.”

As of                     , 2011 the Initial Portfolio consisted exclusively of approximately $             million of investments in first lien senior secured loans to middle market companies organized and located primarily in the United States that were originated during the 2010-2011 period. As of                     , 2011, the Initial Portfolio consisted of             investments, each of which was fully performing and current in its payment obligations, with an average investment size of approximately $             million, and had a weighted average yield of     % and a weighted average maturity of              years. All of the investments held in the Initial Portfolio pay cash interest based upon a floating base lending rate (LIBOR plus a premium or “spread”). In addition, we believe all of the investments comprising the Initial Portfolio meet the requirements to be considered “qualifying assets” under the 1940 Act. See “Regulation as a Business Development Company — Qualifying Assets.”

About Churchill Financial

Churchill Financial, founded in 2006, is a leading provider of senior debt financing to middle market companies controlled by top tier private equity investment firms through the funds it presently manages. Since its founding, Churchill Financial has served as agent on over $6.5 billion of senior credit facilities and completed more than 200 financing transactions with over 100 private equity sponsors. During this period, Churchill Financial has invested approximately $2 billion in senior loan investments, primarily in first lien senior secured loans. During 2010, Churchill Financial acted as agent on over $2.5 billion in senior credit facilities and committed over $650 million in senior loan investments in approximately 80 transactions, ranking it as a top five lender to middle market leveraged buyouts (total debt financings under $250 million), based upon both agent deal volume and number of deals (according to Reuters Loan Pricing Corporation). As of March 31, 2011, Churchill Financial had a portfolio of approximately $1.2 billion in senior loan investments in more than 125 middle market companies.

Churchill Financial is managed by a senior management team led by Kenneth J. Kencel, its President and Chief Executive Officer, and currently includes a team of 20 investment professionals with an average of over 15 years of investment experience. These professionals focus exclusively on originating, underwriting, documenting and monitoring its senior loan investments in middle market companies. Churchill Financial has a highly experienced team of origination bankers that actively call on over 250 leading private equity investment firms focused on the middle market. Churchill Financial also has a dedicated team of experienced underwriting, portfolio management and workout and restructuring professionals. Churchill Financial’s investment team, with offices located in New York, Chicago and Minneapolis, is currently supported by a team of 10 finance, operations and administrative professionals. Churchill Financial’s investment committee includes Mr. Kencel, George F. Kurteson (Head of Middle Market Finance), Durant D. Schwimmer (Head of Capital Markets) and Christopher B. Cox (Chief Risk Officer), whom we refer to collectively as our “Investment Committee.”

Churchill Financial has a strong track record investing in senior secured loans to middle market companies. Since inception, Churchill Financial has experienced a total cumulative default rate of approximately 4.5% on approximately $2 billion of senior loan investments. Churchill Financial places a high level of focus on investing in solid middle market companies with experienced operating management, strong business fundamentals and conservative capital structures. Virtually all of the companies financed by Churchill Financial are backed by highly regarded private equity investment firms who have invested significant equity capital in support of these companies. Churchill Financial maintains a strong credit orientation with a high level of investment selectivity, annually reviewing approximately 700 investment opportunities, on average, and investing in approximately 6%, on average.

Churchill Financial is controlled by Olympus Growth Fund V, LP and its affiliates, or Olympus. Founded in 1988, Olympus is a Stamford, Connecticut-based private equity firm focused on providing equity capital for middle market management buyouts and for companies needing capital for expansion. Olympus is an active, long-term investor across a broad range of industries, including healthcare services, financial services, consumer products, restaurants and business services. Olympus manages in excess of $3 billion on behalf of corporate pension funds, endowment funds and state-sponsored retirement programs.

Our Investment Adviser

Our investment activities will be managed by our investment adviser, Churchill Financial BDC Management. Our investment adviser will be responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Churchill Financial BDC Management was organized in April 2011 and intends to register as an investment adviser under the Advisers Act prior to pricing of this offering.

Churchill Financial BDC Management has entered into a personnel agreement, which we refer to as the “Personnel Agreement,” with Churchill Financial Holdings LLC, an affiliate of Churchill Financial, pursuant to which Churchill Financial Holdings LLC has agreed to provide Churchill Financial BDC Management with access to the investment professionals that comprise Churchill Financial’s existing investment team.

Market Opportunity

We believe that the current credit and asset market dynamics are favorable for us to pursue an investment strategy focused on investing in first lien senior secured and unitranche loans to U.S. middle market companies. See “Business — Market Opportunity.” We find middle market investing attractive for the following reasons:

Large and Growing Target Market. According to the U.S. Census Bureau in its 2002 economic census, there were approximately 153,000 small and middle market companies in the United States with annual revenues between $10 million and $2.5 billion, compared with 900 companies with revenues greater than $2.5 billion. We believe that these middle market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow.

Reduced Availability of Senior Debt Financing. We believe that dislocations in the capital markets between mid-2007 and early-2010 have reduced the amount of credit available to middle market companies. We believe that much of the traditional lending community for middle market companies, such as commercial/regional banks, investment banks, commercial finance companies, hedge funds and collateralized loan obligations, have contracted and/or eliminated their origination activities in the wake of this period of credit dislocation or focused on more liquid asset classes.

Specialized Lending Requirements. Based on the experience of our investment adviser’s investment team, we believe lending to private middle market companies in the United States (i) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (ii) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and (iii) may also require more extensive ongoing monitoring by the lender. As a result, middle market companies historically have been served by a limited segment of the lending community. We also believe that the dislocation in the markets since mid-2007 has further reduced the amount of credit available to middle market companies.

Significant Refinancing Requirements. A significant amount of U.S. debt begins to mature between 2012 and 2015, much of which we believe is associated with a large number of middle market leveraged mergers and acquisitions completed from 2005 to 2008. In many cases, we expect that this debt will need to be refinanced by borrowers. We believe the loss of the lending capacity in the middle market combined with the need for borrowers to refinance existing indebtedness over the next several years will create significant lending opportunities on attractive terms for us.

Significant Amount of Uninvested Equity Capital. As of December 31, 2010, there was nearly $500 billion of private equity capital available and uninvested in the United States. We expect the large amount of unfunded buyout commitments will drive the volume of leveraged buyouts (and the demand for senior debt financing) over the next several years.

Attractive Relative Value Proposition. We believe that directly originated middle market loans often exhibit superior default and loss characteristics compared to broadly syndicated loans, which are often used in acquisitions where there are higher levels of debt and a lower percentage of equity contributed. Over the past 20 years, middle market loans have experienced lower historical default rates and higher recovery rates than broadly syndicated loans (according to a recent report by Standard & Poor’s). Correspondingly, middle market loans have historically enjoyed a yield premium over broadly syndicated loans. Currently, we estimate senior loans to single B-rated middle market companies are priced at a spread to LIBOR of between 450 to 500 basis points (plus LIBOR floors) compared to pricing of LIBOR plus 350 to 400 basis points (plus LIBOR floors) for larger corporate borrowers.

Conservative Capital Structures and Increased Percentage of Equity Contributed. We believe that lenders generally are requiring borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the recent credit crisis, creating a greater amount of equity to protect lenders against future economic downturns. In addition, middle market companies typically have simpler capital structures and more carefully structured covenant packages than larger borrowers, which streamlines the initial structuring and underwriting process and, in our experience, contributes to improved returns to lenders in restructurings.

Our Investment Focus

Our investment focus will be on providing senior loans to U.S. middle market companies. Generally, we will focus on private companies, many of which we expect will be controlled by private equity investment firms and will have annual EBITDA of between $5 million and $50 million. We anticipate that our target investment size will be $5 million to $25 million, although we expect that the size of our investments may increase as our business grows. We expect that our debt investments generally will have a typical maturity of five to seven years, be secured by a first lien on substantially all assets of the borrower, and will contain significant financial and other covenants consistent with market practice. We expect that our investments will be priced off a spread to LIBOR and be almost exclusively cash-pay investments.

Our Competitive Strengths

We believe we have the following competitive strengths relative to other providers of debt capital to the middle-market companies we intend to target for investment. See “Business — Our Competitive Strengths.”

Experienced Senior Management & Investment Team. Our investment adviser will have access to the resources and expertise of Churchill Financial’s 30 employees, led by our President and Chief Executive Officer Kenneth J. Kencel and other members of its senior management team including George F. Kurteson, Durant D. Schwimmer and Christopher B. Cox. The 20 investment professionals of Churchill Financial have an average of over 15 years of investment experience and are supported by 10 administrative and back office personnel who focus on operations, finance, legal and compliance, accounting and reporting, marketing and information technology. Churchill Financial’s senior management team has committed to purchase an aggregate of $             of our common stock immediately prior to the pricing of this offering at the initial public offering price in the Concurrent Private Placement.

Leading U.S. Senior Lending Platform Provides Access to Proprietary Relationship-Based Deal Flow. Our investment adviser will have access to the deal flow of Churchill Financial, one of the leading middle market lenders in the United States. Since inception, Churchill Financial has served as agent on over $6.5 billion in senior credit facilities and has invested approximately $2 billion in middle market senior loans in over 200 transactions. During 2010, Churchill Financial agented approximately $2.5 billion in senior credit facilities and committed over $650 million in senior loan investments in approximately 80 transactions, ranking it as a top five senior lender for middle market leveraged buyouts (total debt financing under $250 million), based upon both agent deal volume and number of deals (according to Reuters Loan Pricing Corporation).

Disciplined Investment and Underwriting Process. Our investment adviser intends to utilize the established investment process of Churchill Financial for reviewing lending opportunities, structuring transactions and monitoring investments. Using Churchill Financial’s disciplined approach to lending, our investment adviser will seek to minimize credit losses through effective underwriting, comprehensive due diligence, and the careful structuring of covenant packages. Historically, Churchill Financial has employed a highly selective approach to investing — annually reviewing approximately 700 investment opportunities, on average, and investing in approximately 6% annually, on average.

Regimented Credit Monitoring. Following each investment, our investment adviser will implement a regimented credit monitoring system consistent with the current system employed at Churchill Financial. This careful approach, which involves ongoing review and analysis by Churchill Financial’s team of experienced professionals, will enable us to identify problems early and to assist borrowers and work with other lenders before they face difficult liquidity constraints.

Strong Credit Orientation. In originating investment opportunities, our investment adviser intends to employ the same strong credit orientation as has been utilized successfully at Churchill Financial:

•	Focus on companies with experienced senior management teams, leading market positions and strong historical and projected cash flow;

•	Engage in extensive financial accounting, legal and environmental due diligence;

•	Focus on companies with conservative capital structures; and

•

Look for significant equity investment on the part of private equity investment firms and their senior management teams and a history of working cooperatively with their debt financing partners, and investing additional equity capital in the portfolio companies, if needed.

Concentrated Middle Market Focus. Because of Churchill Financial’s focus on the middle market, the members of its investment team to which our investment adviser will have access understand the following general characteristics of middle market lending:

•	Middle market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of higher upfront fees and interest rates;

•	Middle market issuers are more likely to have simple capital structures;

•	Carefully structured covenant packages enable middle market lenders to take early action to remediate poor financial performance; and

•	Middle market lenders can undertake thorough due diligence investigations prior to investment.

Expertise in Securitizations. As an active senior lender to middle market companies, expertise in securitizations is important to optimize financing costs, access longer duration funding facilities and maintain a flexible capital structure. Under the management of Mr. Kencel, since 2006 Churchill Financial (through its affiliates) structured and managed six collateralized debt obligation vehicles representing more than $3 billion in assets, including Churchill Cayman, which we believe is one of the largest private funds focused primarily on investing in middle market loans. The assets of these vehicles included primarily senior loans. We believe such experience will benefit us if we seek to obtain additional financing through structured finance transactions such as securitizations, warehousing facilities and collateralized loan obligations.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Churchill Financial BDC involves other risks, including the following:

•	We have no operating history;

•	We are dependent upon our investment adviser’s key personnel (and access to Churchill Financial’s investment team) for our future success;

•	There are significant potential conflicts of interest, including the management of the Existing Churchill Vehicles by our investment adviser’s principals, which could impact our investment return;

•	We will operate in a highly competitive market for investment opportunities;

•	The lack of liquidity in our investments may adversely affect our business;

•	We will borrow money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;

•	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;

•	There will be uncertainty as to the value of our portfolio investments;

•	We may experience fluctuations in our quarterly results;

•

We will become subject to corporate-level income tax on all of our income if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;

•	We cannot assure you that shares of our common stock will not trade at a market price below our net asset value per share;

•	Our common stock price may be volatile and may decrease substantially;

•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time; and

•

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

See “Risk Factors” beginning on page 16 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

We are a Maryland corporation that is a newly-formed, externally managed, non-diversified closed-end management investment company which intends to elect to be treated as a business development company under the 1940 Act prior to the pricing of this offering. As a business development company, we will be required to meet regulatory requirements, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments, including before we have fully invested the proceeds of this offering. In addition, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by Churchill Financial BDC Management and supervised by our Board of Directors. Churchill Financial BDC Management is an investment adviser that intends to register as an investment adviser under the Advisers Act prior to the pricing of this offering. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay Churchill Financial BDC Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” Churchill Financial BDC Management has entered into a Personnel Agreement with Churchill Financial Holdings LLC, an affiliate of Churchill Financial, pursuant to which Churchill Financial Holdings LLC has agreed to provide Churchill Financial BDC Management with access to the investment professionals that comprise Churchill Financial’s existing investment team. Any services that such investment professionals provide with respect to our investing activities pursuant to the Personnel Agreement will be under the direct supervision of Churchill Financial BDC Management’s principals, Messrs. Kencel, Kurteson, Schwimmer and Cox, who also comprise Churchill Financial’s Investment Committee. Pursuant to the Personnel Agreement, Churchill Financial BDC Management has agreed to reimburse Churchill Financial Holdings LLC for its allocable portion of the compensation of any investment professionals that Churchill Financial Holdings LLC provides for its use.

We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse Churchill Financial BDC Administrator for our allocable portion of overhead and other expenses incurred by Churchill Financial BDC Administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.” Churchill Financial BDC Administrator has entered into a sub-administration agreement, which we refer to as the “Sub-Administration Agreement,” with Churchill Financial Holdings LLC, an affiliate of Churchill Financial, pursuant to which Churchill Financial Holdings LLC has agreed to provide Churchill Financial BDC Administrator with access to certain legal, financial, compliance and administrative personnel that presently support Churchill Financial’s existing investment team. Pursuant to the Sub-Administration Agreement, Churchill Financial BDC Administrator has agreed to reimburse Churchill Financial Holdings LLC for its allocable portion of the compensation of any personnel that Churchill Financial Holdings LLC provides for its use.

Our Corporate Information

Our principal executive offices are located at 400 Park Avenue, Suite 1510, New York, New York 10022, and our telephone number is (212) 763-4600.

THE OFFERING

Common Stock Offered by Us	shares, plus shares issuable pursuant to the over-allotment option granted to the underwriters.

Concurrent Private Placement	Churchill Financial, through Churchill Financial Holdings LLC, and certain members of Churchill Financial’s senior management team have committed to purchase an aggregate of $10 million of our common stock in the Concurrent Private Placement at the initial public offering price.
Common Stock to be Outstanding After this Offering and the Concurrent Private Placement	Approximately shares, plus shares issuable pursuant to the over-allotment option granted to the underwriters.

Use of Proceeds	Our net proceeds from this offering and the Concurrent Private Placement will be approximately $ , or approximately $ if the underwriters fully exercise their overallotment option, in each case assuming an initial offering price of $ per share after deducting the underwriting discounts and commissions and offering expenses. We plan to use the net proceeds of this offering to repay in full all of the outstanding borrowings under the Bridge Facility which we will incur in connection with our acquisition of the Initial Portfolio, for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Proposed Trading Symbol	We have applied to have our common stock listed on the NASDAQ Global Select Market under the symbol “CFBD.”

Distributions

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to distribute monthly dividends to our stockholders, beginning after our first full quarter following the completion of this offering. Prior to that time, to the extent that we have income available, we intend to distribute a quarterly dividend to our stockholders for our first full quarter following completion of this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our distributions will generally be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during a year, all or a part of a distribution may constitute a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to shareholders after the end of each calendar year.

Lock-up Agreements	We, our officers and directors, Churchill Financial Holdings LLC, and each member of Churchill Financial’s senior management team who will acquire shares in the Concurrent Private Placement have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of , dispose of or pledge any shares or any securities convertible into or exchangeable for our common stock; provided that, the filing of a registration statement to register the resale of the shares of common stock issued in the Concurrent Private Placement, including any required amendments or supplements thereto, will not be prohibited by the foregoing. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (ii) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Taxation	We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC. As a RIC, we generally will not have to pay corporate-level income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our qualification as a RIC, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees

We will pay Churchill Financial BDC Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 1.00% of our gross assets, which includes any borrowings for investment purposes and assets acquired with such borrowings. Churchill Financial BDC Management, however, has agreed to waive the portion of the base management fee payable on any net proceeds of this offering and the Concurrent Private Placement that have not yet been invested in portfolio investments or otherwise used for the payment of outstanding borrowings under the Bridge Facility that were incurred in connection with our acquisition of the Initial Portfolio. For this purpose, portfolio investments do not include any temporary investments in cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment.

The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears and equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch-up” feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment Advisory Agreement.”

Administration Agreement	We will reimburse Churchill Financial BDC Administrator for the allocable portion of overhead and other expenses incurred by Churchill Financial BDC Administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse Churchill Financial BDC Administrator for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer, Chief Administrative Officer, General Counsel and any administrative support staff. See “Administration Agreement.”

Leverage

We intend to borrow funds to make investments, and may elect to do so before we have fully invested the proceeds of this offering. In particular, we intend to enter into the Bridge Facility prior to consummation of the Churchill Portfolio Acquisition. In addition, we have received commitments to enter into the Senior Credit Facility, which we expect will become effective shortly after completion of this offering. We expect that the Senior Credit Facility will initially provide us with access to up to $150 million in available borrowings. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fees payable to our investment adviser, Churchill Financial BDC Management, will be borne by our common stockholders. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

Trading	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

License Agreement	We have entered into a license agreement with Churchill Brand Holdings LLC, pursuant to which Churchill Brand Holdings LLC has agreed to grant us a non-exclusive license to use the name and mark “Churchill Financial.” See “License Agreement.”

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of our common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will generally be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay applicable taxes. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third-party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Available Information	After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission, or “SEC.”. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at Churchill Financial BDC Inc., 400 Park Avenue, Suite 1510, New York, NY 10022, by telephone at (212) 763-4600, or on our website at http://www.churchillbdc.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00	%(1)
Offering expenses borne by us (as a percentage of offering price)	0.57	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	7.57%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	1.48	%(4)
Incentive fees payable under our Investment Advisory Agreement	0.00	%(5)
Interest payments on borrowed funds	1.79	%(6)
Other expenses	1.34	%(7)
Acquired fund fees and expenses	None	(8)

Total annual expenses	4.61%

The preceding table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table above are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Churchill Financial BDC,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Churchill Financial BDC Inc.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$113	$199	$285	$499

(1)	The underwriting discounts and commissions (the sales load) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $800,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)

The above calculation reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement is based on our gross assets, which is defined as all the assets of Churchill Financial BDC, including those acquired using borrowings for investment purposes. As a result, our use of leverage has the effect of increasing our base management fee as a percentage of our net assets. Churchill Financial BDC Management has agreed to waive the portion of the base management fee payable on any net proceeds of this offering and the Concurrent Private Placement that have not yet been invested in portfolio investments or otherwise used for the payment of the outstanding borrowings under the Bridge Facility that were incurred in connection with our acquisition of the Initial Portfolio. For this purpose, portfolio investments do not include any temporary investments in cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment. See “Investment Advisory Agreement.”

(5)

Reflects the aggregate amount of incentive fees we estimate will be payable under our Investment Advisory Agreement during our first year of operations following consummation of this offering, assuming full performance of the Initial Portfolio. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering and the Concurrent Private Placement will be invested within six months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take more than three months to invest all of the remaining net proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. The incentive fee consists of two parts:

The first part, which will be payable quarterly in arrears, commencing with the period ending September 30, 2011, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision, measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•

50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.9167% in any calendar quarter (11.67% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.9167%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.9167% in any calendar quarter; and

•

20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.9167% in any calendar quarter (11.67% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

The second part of the incentive fee will equal 20% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the period ending December 31, 2011. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.”

(6)

We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our outstanding borrowings will be indirectly borne by our investors. We expect to initially have $150 million available under the Senior Credit Facility, which we expect to become effective shortly after completion of this offering. For purposes of this section, we have estimated that we will borrow an amount equal to 80% of our net assets under the Senior Credit Facility at an assumed interest rate of 2.46%, which is calculated based upon the forward LIBOR rate as of May 23, 2011 and the base lending rate under the Senior Credit Facility of LIBOR plus 2.00%. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)	“Other expenses” ($1.87 million, including costs and expenses associated with our formation and organization) are based upon estimates of the first full year of operations.
(8)

We have no current intention to invest in the securities of other investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$126	$237	$347	$624

In addition, the example assumes inclusion of the sales load of 7%. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value could decline, and you may lose all or part of your investment.

Risks Related to Our Investments

We will operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we will target in leveraged companies. We will compete with other business development companies, public and private funds, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us. We cannot assure you that the competitive pressures we will face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We will not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we will offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments will be very risky and highly speculative.

We will invest primarily in senior secured loans, including first lien and unitranche loans, made to middle-market companies whose debt is rated below investment grade. Investments rated below investment grade are often referred to as “leveraged loans,” “high yield” securities or “junk bonds”, and may be considered “high risk” compared to debt instruments that are rated above investment grade.

When we will make a senior secured term loan investment in a portfolio company, we generally will take a security interest in substantially all of the available assets of the portfolio company, including the equity interests of its domestic subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, investing in middle-market companies involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We have not yet identified all of the portfolio companies we will invest in using the proceeds of this offering.

While we will acquire the Initial Portfolio prior to pricing of this offering, we have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of the offering. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock. In addition, pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of senior loans we intend to target for investment and if we are not able to identify or gain access to suitable investments our income may be limited. The management fee payable by us will not be reduced while our assets are invested in such securities.

The Initial Portfolio represents only a portion of investments we will invest in, and the performance of the investments comprising the Initial Portfolio may not be indicative of our investment adviser’s future performance in managing our overall portfolio.

The portfolio investments that comprise the Initial Portfolio represent only a portion of the total portfolio investments of the Existing Churchill Vehicles. As a result, you should not place undue reliance on the fact that the investments included in the Initial Portfolio are currently performing. There can be no assurance that the investments comprising the Initial Portfolio, as well as additional investment we may make subsequent to the completion of this offering, will not suffer defaults and losses in the future. In addition, the investments comprising the Initial Portfolio were selected in part as a result of their performance and risk characteristics, and should not be viewed as an indicator of the prospective performance of our portfolio in the future.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Although we do not intend to focus our investments in any specific industries, our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under Subchapter M of the Code, we will not have fixed guidelines for diversification, and while we will not target any specific industries, our investments may be concentrated in relatively few industries. As a result, the aggregate returns we will realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which may in the future have a negative impact on our business and operations.

The global capital markets have recently been in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions which will apply to us, as a business development company we will generally not be able to issue additional shares of our common stock at a price less than net asset value. In addition, our ability to incur indebtedness (including by issuing preferred stock) will be limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we will have recorded our investments. In addition, significant changes in the capital markets may have a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of the companies in the Initial Portfolio and other potential portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we will be required to record the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we will hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we will actually provide significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. The unprecedented declines in prices and liquidity in the corporate debt markets from mid-2007 through early-2010 have resulted in significant net unrealized depreciation in the portfolios of many existing business development companies, reducing their net asset value. Depending on market conditions, we may face similar losses after we become a business development company, which could reduce our net asset value and have a material adverse impact on our business, financial condition and results of operations.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Because we generally will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, initially we do not intend to hold controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that will be adverse to our interests. Due to the lack of liquidity of the investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We will invest primarily in privately held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our investment adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If we will be unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies.

We will invest primarily in senior secured loans, including first lien and unitranche loans issued by our portfolio companies. If we invest in unitranche, second lien, or other instruments, our portfolio companies typically may be permitted to incur other debt that ranks equally with, or senior to, such debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we will be entitled to receive payments in respect of the debt securities in which we will invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. In such cases, after repaying such senior creditors, such portfolio company may not have sufficient remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we will invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in Non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by its principals while they were employed at prior positions.

Although in the past our investment adviser’s principals, including Messrs. Kencel, Kurteson, Schwimmer and Cox, have held senior positions at a number of investment firms, including Churchill Financial, their respective track records and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. In their respective roles at such other firms, our investment adviser’s principals were part of a larger investment team, and they were not solely responsible for generating investment ideas. In addition, such investment teams arrived at investment decisions by consensus.

Risks Relating to an Investment in Our Securities

Our shares may trade at a substantial discount from net asset value and may continue to do so over the long term.

Shares of closed-end investment companies, including business development companies, have frequently traded at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a substantial discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares or sell our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of our investment adviser’s key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

We may choose to pay dividends in our own common stock, in which case our stockholders may be required to pay federal income taxes in excess of the cash dividends they receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. IRS Revenue Procedure 2010-12 temporarily allows a RIC whose stock is publicly traded on an established securities market in the United States to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as fulfilling its distribution requirements if (i) the distribution is declared on or before December 31, 2012, with respect to a taxable year ending on or before December 31, 2011, and (ii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which limitation must be at least 10% of the aggregate declared distribution. Under Revenue Procedure 2010-12, if too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash. If the requirements of Revenue Procedure 2010-12 are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

Where Revenue Procedure 2010-12 is not currently applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of Revenue Procedure 2010-12) if certain requirements are satisfied. Stockholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to Non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph (whether pursuant to Revenue Procedure 2010-12, a private letter ruling or otherwise). For a more detailed discussion, see “Material U.S. Federal Income Tax Considerations.”

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

The              shares to be issued to Churchill Financial Holdings LLC and certain members of Churchill Financial’s senior management team in the Concurrent Private Placement are subject to a 180 day lock-up period. Upon expiration of this lock-up period, or earlier upon the consent of                    , such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We have also committed to file a registration statement within 60 days after this offering to register the resale of the shares of common stock to be issued in the Concurrent Private Placement. We have committed to use our commercially reasonable efforts to obtain effectiveness of such registration statement as soon as reasonably practicable after the filing of such registration statement. Assuming effectiveness of such registration statement, the participants in the Concurrent Private Placement will generally be able to resell their shares of common stock without restriction upon expiration of their respective 180 day lock-up periods.

Risks Relating to Our Business and Structure

We have no operating history.

We were formed in April 2011. As a result of a lack of operating history, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

We will be dependent upon our investment adviser’s key personnel for our future success.

We will depend on the diligence, skill and network of business contacts of Messrs. Kencel, Kurteson, Schwimmer and Cox, who collectively serve as the principals of Churchill Financial BDC Management. Messrs. Kencel, Kurteson, Schwimmer and Cox, together with the other dedicated investment professionals available to Churchill Financial BDC Management, will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of Messrs. Kencel, Kurteson, Schwimmer and Cox and the other investment professionals available to Churchill Financial BDC Management. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his relationship with us. The loss of Messrs. Kencel, Kurteson, Schwimmer or Cox, or any of the other senior investment professionals to which Churchill Financial BDC Management has access, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Churchill Financial BDC Management will remain our investment adviser.

The principals of Churchill Financial BDC Management are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that Messrs. Kencel, Kurteson, Schwimmer and Cox will dedicate a significant portion of their time to the activities of Churchill Financial BDC; however, they may be engaged in other business activities which could divert their time and attention in the future. In particular, Messrs. Kencel, Kurteson, Schwimmer and Cox will continue to have obligations with respect to the Existing Churchill Vehicles.

A disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. For example, we cannot be certain that we will be able to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally.

If we are unable to consummate new facilities on commercially reasonable terms, our liquidity will be reduced significantly. If we consummate new facilities but are then unable to repay amounts outstanding under such facilities, and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Our financial condition and results of operations will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective and to grow depends on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing for us on acceptable terms. The investment team of Churchill Financial BDC

Management has substantial responsibilities under the Investment Advisory Agreement, and they may also be called upon to provide managerial assistance to our portfolio companies by our administrator. In addition, our investment adviser’s principals have similar responsibilities with respect to the management of Existing Churchill Vehicles. Such demands on their time may distract them or slow our rate of investment. In order to grow, we and Churchill Financial BDC Management will need to retain, train, supervise and manage new investment professionals. However, we can offer no assurance that any such investment professionals will contribute effectively to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund growth in our investments. Pursuant to this prospectus we expect to issue equity securities and expect to borrow from financial institutions in the future. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to our stockholders to maintain our regulated investment company status. As a result, any such cash earnings may not be available to fund investment originations. We expect to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a business development company, our ability to borrow or issue additional preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.

Any failure on our part to maintain our status as a business development company or RIC would reduce our operating flexibility, may hinder our achievement of our investment objective, may limit our investment choices and subject us to greater regulation.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in specified types of “qualifying assets”, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. In addition, subject to certain limited exceptions, an investment in an issuer that has outstanding securities listed on a national exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, as a RIC we will be required to satisfy certain source-of-income, diversification and distribution requirements. These constraints, among others, may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a business development company affect our ability to, and the way in which we will, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We will not be generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of Churchill Financial BDC and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We do not presently intend to issue our common stock at a price below the then-current net asset value per share of our common stock during the twelve months following completion of this offering. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We will borrow money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We intend to enter into the Bridge Facility prior to consummation of the Churchill Portfolio Acquisition. In addition, we have received commitments to enter into the Senior Credit Facility, which we expect will become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to $150 million and is expected to mature in 2016. Base rate borrowings under the Senior Credit Facility are expected to bear interest at LIBOR plus 2.00%. We initially expect to have no borrowings outstanding under the Senior Credit Facility and we will repay in full all of the outstanding borrowings under the Bridge Facility which we will incur in connection with our acquisition of the Initial Portfolio with the net proceeds of this offering. In addition, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Churchill Financial BDC Management, will be payable based on our gross assets, including those assets acquired through the use of leverage, Churchill Financial BDC Management will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Churchill Financial BDC Management.

As a business development company, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which will include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. In particular, it is anticipated that the Senior Credit Facility will contain certain financial covenants that among other things, will require us to maintain a minimum amount of equity supporting the Senior Credit Facility and to maintain compliance with certain collateral quality and coverage tests.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

Our portfolio companies may prepay loans, which may have the effect of reducing our investment income if the returned capital returned cannot be invested in transactions with equal or greater yields.

Senior loans are generally callable at any time, most of them at no premium to par. We will generally be unable to predict the rate and frequency of such repayments. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such portfolio company the ability to replace existing financing with less expensive capital. As market conditions change frequently, we will often be unable to predict when, and if, this may be possible for each of our portfolio companies. In the case of some of these loans, having the loan called early may have the effect of reducing our actual investment income below our expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

There will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will be in the form of debt securities that are not publicly traded. The fair value of these securities may not be readily determinable. We will value these securities on a quarterly basis in accordance with our valuation policy, which will be at all times consistent with U.S. generally accepted accounting principles, or GAAP. Our Board of Directors will utilize the services of third-party valuation firms to aid it in determining the fair value of these securities. The Board of Directors will discuss valuations and determine the fair value in good faith based on the input of our investment adviser and the respective third-party valuation firms. The factors that may be considered in the fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest, including the management of the Existing Churchill Vehicles by our investment adviser’s principals, which could impact our investment returns.

Our executive officers and directors, as well as the other current and future principals of our investment adviser, Churchill Financial BDC Management, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, our executive officers, as well as the principals of our investment adviser, Churchill Financial BDC Management, manage the Existing Churchill Vehicles. Accordingly, they may have obligations to investors in those entities, including to investors of Churchill Cayman, the fulfillment of which obligations might not be in the best interests of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by our investment adviser or its affiliates, including Churchill Financial, may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Churchill Financial BDC Management may face conflicts in allocating investment opportunities between us and such other entities. Although Churchill Financial BDC Management will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser, including Churchill Financial. In any such case, when Churchill Financial BDC Management identifies an investment, it will be forced to choose which investment fund should make the investment.

We may co-invest on a concurrent basis with the Existing Churchill Vehicles, and any other affiliates that our investment adviser or Churchill Financial forms in the future, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained or that if obtained, such co-investment will occur.

In the course of our investing activities, we will pay management and incentive fees to Churchill Financial BDC Management and reimburse Churchill Financial BDC Management for certain expenses it incurs in accordance with our Investment Advisory Agreement. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the senior management team of Churchill Financial BDC Management has interests that differ from those of our stockholders, giving rise to a conflict.

We have entered into a royalty-free License Agreement with Churchill Brand Holdings LLC, an affiliate of our investment adviser, pursuant to which Churchill Brand Holdings LLC has granted us a non-exclusive license to use the name “Churchill Financial.” Under the License Agreement, we will have the right to use the “Churchill

Financial” name for so long as Churchill Financial BDC Management or one of its affiliates remains our investment adviser. In addition, we will pay Churchill Financial BDC Administrator, an affiliate of Churchill Financial BDC Management, our allocable portion of overhead and other expenses incurred by Churchill Financial BDC Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer, Chief Administrative Officer, General Counsel and any administrative support staff. These arrangements create conflicts of interest that our Board of Directors must monitor.

In addition, immediately prior to the pricing of this offering, we will acquire the Initial Portfolio from the Existing Churchill Vehicles pursuant to separate asset purchase agreements to be entered into by and between Churchill Financial BDC Funding LLC, or Churchill Funding, a wholly owned subsidiary of Churchill Financial BDC, and each of the Existing Churchill Vehicles, which we refer to collectively as the Asset Purchase Agreements. Each of the Existing Churchill Vehicles will likewise commit to repurchase from us that portion of the Initial Portfolio that we acquired from it in connection with the Churchill Portfolio Acquisition in the event that we are unable to consummate this offering, for whatever reason, pursuant to asset repurchase agreements to be entered into by and between each of the Existing Churchill Vehicles and Churchill Funding, which we refer to collectively as the Asset Repurchase Agreements.

We have also committed to file a registration statement within 60 days after this offering to register the resale of the shares of common stock to be issued in the Concurrent Private Placement to Churchill Financial, through Churchill Financial Holdings LLC, and certain members of Churchill Financial’s senior management team. We have committed to use our commercially reasonable efforts to obtain effectiveness of such registration statement as soon as reasonably practicable after the filing of such registration statement.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our Board of Directors will determine the fair value of these securities in good faith as described above in “There will be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals of Churchill Financial BDC Management may provide our Board of Directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, the interested directors on our Board of Directors have an indirect pecuniary interest in Churchill Financial BDC Management. The participation of Churchill Financial BDC Management’s investment professionals in our valuation process, and the indirect pecuniary interest in our investment adviser by the interested directors on our Board of Directors, could result in a conflict of interest as Churchill Financial BDC Management’s management fee is based, in part, on our gross assets and our incentive fees will be based, in part, on unrealized gains and losses.

The Investment Advisory Agreement and the Administration Agreement with Churchill Financial BDC Management and Churchill Financial BDC Administrator, respectively, were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement with Churchill Financial BDC Management and the Administration Agreement with Churchill Financial BDC Administrator were negotiated between related parties. Consequently, while the terms of each were subject to approval by our Board of Directors, including a majority of independent directors, such terms, including the advisory fees payable to Churchill Financial BDC Management, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay Churchill Financial BDC Management incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Our incentive fee may induce our investment adviser to pursue speculative investments.

The incentive fee payable by us to Churchill Financial BDC Management may create an incentive for Churchill Financial BDC Management to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser will be calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce Churchill Financial BDC Management to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our shareholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage Churchill Financial BDC Management to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Churchill Financial BDC Management with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Churchill Financial BDC Management as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We will become subject to corporate-level income tax if we are unable to qualify and maintain our qualification as a regulated investment company under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2011 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty satisfying the annual distribution requirement in order to qualify and maintain RIC status if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted “payment in kind,” or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under the Maryland General Corporation Law and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our existing common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Churchill Financial BDC or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our Board of Directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (Control Share Act) acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Act, the Control Share Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. However, we will amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the 1940 Act.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Our investment adviser can resign upon not more than 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

The Administrator can resign from its role as Administrator under the Administration Agreement, and a suitable replacement may not be found, resulting in disruptions that could adversely affect our business, results of operations and financial condition.

The Administrator has the right to resign under the Administration Agreement upon 60 days’ written notice, whether a replacement has been found or not. If the Administrator resigns, it may be difficult to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If a replacement is not found quickly, our business, results of operations and financial condition are likely to be adversely affected and the market price of our common stock may decline. Even if a comparable service provider or individuals to perform such services are retained, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC and the listing standards of the NASDAQ Global Select Market.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of our investment adviser to attract and retain highly talented professionals;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company;

•	the effect of changes to tax legislation and our tax position;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus and we assume no duty and do not undertake to update the forward-looking statements. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of              shares of our common stock in this offering and              shares of our common stock in the Concurrent Private Placement will be approximately $             (or approximately $             if the underwriters’ over-allotment option is exercised in full), assuming an initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions of approximately $             (or approximately $             if the underwriters’ over-allotment option is exercised in full) and estimated offering expenses of approximately $800,000 payable by us.

We plan to use the net proceeds of this offering to repay in full all of the outstanding borrowings under the Bridge Facility which we will incur in connection with our acquisition of the Initial Portfolio, for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes.

We intend to enter into the Bridge Facility prior to consummation of the Churchill Portfolio Acquisition. The Bridge Facility is expected to provide for borrowings up to $120 million and must be repaid with the proceeds of our initial public offering. The Bridge Facility is expected to have a maturity date of ten (10) business days after the pricing date of this offering and to terminate upon the initial funding drawn on the Senior Credit Facility. Borrowings under the Bridge Facility are expected to bear interest at LIBOR plus 2.00%. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to six months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We expect that it will take more than three months to invest all of the remaining net proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. Churchill Financial BDC Management, however, has agreed to waive the portion of the base management fee payable on any net proceeds of this offering and the Concurrent Private Placement that have not yet been invested in portfolio investments or otherwise used for the payment of outstanding borrowings under the Bridge Facility that were incurred in connection with our acquisition of the Initial Portfolio. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to distribute monthly dividends to our stockholders, beginning after our first full quarter following the completion of this offering. Prior to that time, to the extent that we have income available, we intend to distribute a quarterly dividend to our stockholders for our first full quarter following completion of this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our distributions will generally be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during a year, all or a part of a distribution may constitute a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to shareholders after the end of each calendar year.

We intend to elect to be treated as a RIC commencing with our 2011 taxable year. To qualify as a RIC, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for the calendar year; (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of the calendar year; and (3) any net ordinary income and capital gain net income (both long-term and short-term) for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

CAPITALIZATION

The following table sets forth:

•	our actual cash and capitalization as of April 30, 2011; and

•

our cash and capitalization as adjusted to give effect to (i) the Churchill Portfolio Acquisition, (ii) the sale of our common stock in this offering and the Concurrent Private Placement at an assumed initial public offering price of $         per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the estimated underwriting discounts and commissions and estimated offering expenses of approximately $800,000 payable out of the proceeds of this offering, and (iii) the repayment in full of all of the outstanding borrowings under the Bridge Facility which we will incur in connection with our acquisition of the Initial Portfolio.

You should read this table together with “Use of Proceeds” and “Discussion of the Company’s Expected Operating Plans” and the Financial Statements and related notes included in this prospectus.

	As of April 30, 2011
	Actual	As Adjusted(1)
	(dollars in thousands)	(dollars in thousands)
Assets:
Cash and cash equivalents	$—	$11,502
Gross assets, including investments at fair value	$124	$138,702

Liabilities:
Total liabilities	$160	$—

Stockholders’ equity:
Common stock, par value $0.01 per share; 200,000,000 shares authorized, 100 shares issued and outstanding, 7,500,000 share pro forma, as adjusted	$1	$75
Paid in capital in excess of par value	1	138,665
Accumulated deficit	(38)	(38)

Total stockholders’ equity	$(36)	$138,702

Pro forma net asset value per share	$	$

(1)	Does not include any shares that may be issued pursuant to the underwriters’ option to purchase up to additional shares to cover over-allotments of shares.

DILUTION

The potential dilution to investors in this offering would be represented by the amount by which the initial public offering price per share exceeds our pro forma net asset value per share after (i) the completion of the Churchill Portfolio Acquisition, (ii) the completion of this offering and the Concurrent Private Placement, and (iii) the repayment in full of all of the outstanding borrowings under the Bridge Facility which we will incur in connection with our acquisition of the Initial Portfolio. Net asset value per share is determined by dividing our net asset value, which is our gross assets less total liabilities, by the number of outstanding shares of common stock.

Upon completion of the Churchill Portfolio Acquisition, our April 30, 2011 pro forma net asset value would have been $             million, or approximately $             per share. After giving effect to (i) the sale of              shares of our common stock in this offering and              shares of our common stock in the Concurrent Private Placement at an assumed public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus) and after deducting the underwriting discounts and commissions of approximately $             million and estimated offering expenses of approximately $800,000 payable by us, and (ii) the repayment in full of all of the outstanding borrowings under the Bridge Facility which we will incur in connection with our acquisition of the Initial Portfolio, our pro forma net asset value is expected to be approximately $             million, or approximately $             per share, representing an immediate decrease in net asset value of $             per share, or     %, to shares of common stock sold in this offering. The foregoing assumes no exercise of the underwriters’ over-allotment option. If the underwriters’ over-allotment option is exercised if full, there would be an immediate decrease in net asset value of $             per share, or     %, to the shares of common stock sold in this offering.

The following table illustrates the dilution to the shares on a per share basis, taking into account the assumptions set forth above:

Assumed initial public offering price (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus)	$
Pro forma April 30, 2011 net asset value before this offering but after completion of the Churchill Portfolio Acquisition	$
Decrease attributable to investors in this offering and the Concurrent Private Placement	$

Pro forma April 30, 2011 net asset value after completion of the Churchill Portfolio Acquisition, this offering and the Concurrent Private Placement and the repayment of outstanding amounts under the Bridge Facility

$
Dilution to stockholders (without exercise of the over-allotment option)	$

CHURCHILL PORTFOLIO ACQUISITION

Immediately prior to the pricing of this offering, through our wholly owned subsidiary, Churchill Financial BDC Funding LLC, we will acquire the Initial Portfolio from the Existing Churchill Vehicles, which are affiliates of Churchill Financial BDC, in exchange for cash pursuant to the Asset Purchase Agreements to be entered into by and between Churchill Funding and each of the Existing Churchill Vehicles. Each of the Existing Churchill Vehicles will likewise commit to repurchase from us that portion of the Initial Portfolio that we acquired from it in connection with the Churchill Portfolio Acquisition in the event that we are unable to consummate this offering, for whatever reason, pursuant to Asset Repurchase Agreements to be entered into by and between each of the Existing Churchill Vehicles and Churchill Funding. The Asset Purchase Agreements and the Asset Repurchase Agreements also contain customary representations and warranties from each of the parties thereto.

The investments included in the Initial Portfolio have a collective fair value of approximately $             million as of                     , 2011, as determined by our Board of Directors, which we refer to as the “Valuation Date.” The purchase price paid pursuant to the Asset Purchase Agreements will equal $                    . Each of the loans included in the Initial Portfolio was selected based upon the fact that it (i) had an expected maturity of longer than 18 months, and (ii) was fully performing and had not experienced any payment defaults since its initial funding date.

In accordance with the terms of the Asset Purchase Agreements, we will acquire the investments comprising the Initial Portfolio at fair value, as determined by our Board of Directors as of the Valuation Date, with such adjustments as may be necessary to reflect the receipt or accrual of interest or other payments on such investments since the Valuation Date. In addition, to the extent any of the investments included in the Initial Portfolio is repaid subsequent to the Valuation Date, but prior to consummation of the Churchill Portfolio Acquisition, another investment of approximately similar size may be substituted in its place, subject to the determination of the fair value of such substituted investment by our Board of Directors.

We will fund our purchase of the Initial Portfolio through borrowings under the Bridge Facility, which we intend to enter into prior to consummation of the Churchill Portfolio Acquisition. We plan to use the net proceeds of this offering to repay in full all of the outstanding borrowings under the Bridge Facility which we will incur in connection with our acquisition of the Initial Portfolio.

As of                     , 2011 the Initial Portfolio consisted exclusively of approximately $             million of investments in first lien senior secured loans to middle market companies organized and located primarily in the United States that were originated during the 2010-2011 period. As of                     , 2011, the Initial Portfolio consisted of              investments with an average investment size of approximately $             million, and had a weighted average yield of     % and a weighted average maturity of          years. All of the investments held in the Initial Portfolio pay cash interest based upon a floating base lending rate (LIBOR plus a premium).

Pro Forma Balance Sheet and Schedule of Investments

The following pro forma balance sheet assumes the Churchill Portfolio Acquisition took place on April 30, 2011, and that the investments comprising the Initial Portfolio had the same fair value as of April 30, 2011 as each investment had on the Valuation Date:

April 30, 2011	Pro Forma Pre-Offering	Pro Forma Post-Offering
(Amounts in thousands)

Assets
Cash and cash equivalents	$—	$11,502
Receivable from Churchill Financial	2	—
Investments in senior secured loans, at fair value (cost $127,200)	—	127,200
Deferred offering expenses	122	—

Total Assets	$124	$138,702

Liabilities and Stockholders’ Equity
Liabilities
Accrued offering expenses	$122	$—
Accrued organizational expenses	4	—
Payable to Churchill Financial	34	—

Total Liabilities	160	—

April 30, 2011	Pro Forma Pre-Offering	Pro Forma Post-Offering
(Amounts in thousands)

Stockholders’ Equity
Common Stock, par value $0.01 per share; 200,000,000 shares authorized, 100 shares issued and outstanding, 7,500,000 share pro forma as adjusted	1	75
Paid in capital in excess of par value	1	138,665
Accumulated deficit	(38)	(38)
Total Stockholder’s Equity	$(36)	$138,702

Total Liabilities and Stockholders’ Equity	$124	$138,702

Additionally, refer to “Capitalization” for further details of our capital subsequent to completion of this offering.

The following pro forma Schedule of Investments assumes the Churchill Portfolio Acquisition took place on April 30, 2011, and that the investments comprising the Initial Portfolio had the same fair value as of April 30, 2011 as each investment had on the Valuation Date:

April 30, 2011
Description	Industry	Type	Spread(1)	Rate	Maturity		Principal Amount	Cost	Fair Value

Allion Healthcare, Inc.	Healthcare, Education & Childcare	Senior Secured Loan	L+5.50%	7.50%	1/13/2015		$6,166	$6,166	$

Apex Companies, LLC	Ecological	Senior Secured Loan	L+5.75%	7.50%	12/10/2016		7,395	7,393

Archway Marketing Services, Inc.	Diversified/ Conglomerate Service	Senior Secured Loan	L+5.00%	6.25%	5/20/2016		8,000	8,000

Aspen Dental Management, Inc.	Personal, Food & Misc. Services	Senior Secured Loan	L+4.50%	6.00%	10/6/2016		9,950	10,000

Bartlett Holdings, Inc.	Utilities	Senior Secured Loan	L+5.00%	6.75%	11/23/2016		5,985	5,985

Engineered Controls International, Inc.	Mining, Steel, Iron & Non-Precious Metals	Senior Secured Loan	L+5.00%	6.75%	8/6/2016		7,822	7,822

Engineering Solutions & Products, LLC	Aerospace and Defense	Senior Secured Loan	L+5.75%	7.25%	4/21/2017	(2)	5,000	4,948

Hoffmaster Group, Inc.	Containers, Packaging & Glass	Senior Secured Loan	L+5.00%	7.00%	6/2/2016		8,775	8,862

Intermedia.net, Inc.	Diversified/ Conglomerate Service	Senior Secured Loan	L+5.50%	7.00%	6/15/2016	(2)	10,000	10,030

McKenzie Sports Products LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan	L+5.50%	7.25%	10/29/2016		9,313	9,313
PAS Technologies Inc.	Aerospace and Defense	Senior Secured Loan	L+5.00%	6.75%	5/15/2016		5,927	5,927

Phillips Plastics Corporation	Chemicals, Plastics & Rubber	Senior Secured Loan	L+5.00%	6.75%	12/10/2016		7,448	7,430

Softlayer Technologies, Inc.	Personal, Food & Misc. Services	Senior Secured Loan	L+5.50%	7.25%	11/9/2016		9,975	9,975

SP Lab Equipment LLC	Containers, Packaging & Glass	Senior Secured Loan	L+5.00%	6.50%	3/1/2016		7,500	7,466

Strategic Partners, Inc.	Textiles & Leather	Senior Secured Loan	L+5.50%	7.25%	8/23/2016		4,975	4,975

Sum Total Systems, Inc.	Personal, Food & Misc. Services	Senior Secured Loan	L+4.75%	6.25%	12/30/2015		8,888	8,888

Surgery Center Holdings, Inc.	Healthcare, Education & Childcare	Senior Secured Loan	L+5.00%	6.50%	12/31/2017		4,000	4,020

Total Investments							$127,117	$127,200	$

(1)	The LIBOR rate for the investments may differ based on the tenor of the loan.
(2)	Estimated maturity dates shown for unfunded loans.

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

We are a newly organized externally managed finance company. We were formed in April 2011 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the 1940 Act prior to the pricing of this offering. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code. We will be managed by Churchill Financial BDC Management, which intends to register as an investment adviser under the Advisers Act prior to the pricing of this offering. Churchill Financial BDC Administrator will provide the administrative services necessary for us to operate. Churchill Financial BDC Management and Churchill Financial BDC Administrator are affiliated with Churchill Financial, a leading provider of senior debt financing to middle market companies.

Our investment objective is to maximize current income and, to a lesser extent, capital appreciation. We will seek to achieve our investment objective by investing primarily in first lien senior secured and unitranche loans made principally to private U.S. middle market companies that are, in most cases, controlled by private equity investment firms, which we refer to collectively as “senior loans.” Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, or “LIBOR”, plus a premium. “Unitranche” loans are those that typically have a first lien on all assets of the borrower but provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. We expect that at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in first lien senior secured loans, with the balance invested in unitranche loans and other investments. We intend to invest primarily in senior loans made to middle-market companies whose debt is rated below investment grade. Investments rated below investment grade are often referred to as “leveraged loans,” “high yield” securities or “junk bonds,” and may be considered “high risk” compared to debt instruments that are rated above investment grade.

We expect to invest in senior loans made primarily to private U.S. middle market companies with approximately $5 million to $50 million of earnings before interest, taxes, depreciation and amortization, or EBITDA. Our business model is focused primarily on originating senior loan investments through Churchill Financial’s extensive network of relationships with private equity investment firms, other middle market lenders, financial advisors and experienced senior management teams. We expect that our investments will generally range between $5 million and $25 million, although we expect that the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. As discussed in the “Market Opportunity” section below, we believe that there exists a significant opportunity to achieve attractive risk-adjusted returns in the senior lending space due to the lack of bank financing for growing middle market companies. We believe that recently-originated first lien senior loans represent particularly attractive investments when compared to similar loans originated in the 2006-2007 period due to what we expect to be more attractive pricing and more conservative borrowing terms and deal structures.

We intend to enter into the Bridge Facility prior to consummation of the Churchill Portfolio Acquisition. The Bridge Facility is expected to provide for borrowings up to $120 million and must be repaid with the proceeds of our initial public offering. The Bridge Facility is expected to have a maturity date of ten (10) business days after the pricing date of this offering and to terminate upon the initial funding drawn on the Senior Credit Facility. Borrowings under the Bridge Facility are expected to bear interest at LIBOR plus 2.00%.

In addition, we have received commitments to enter into the Senior Credit Facility, which we expect will become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to $150 million and is expected to expire in 2016. Base rate borrowings under the Senior Credit Facility are expected to bear interest at LIBOR plus 2.00%.

We may also apply for an SBIC license from the SBA. We believe obtaining an SBIC license would be beneficial to our shareholders, as an SBIC license would allow us greater flexibility in pursuing debt investments in smaller and lower middle market companies and would provide an attractive source of capital through the debt financing provided by the SBA. We can provide no assurance that we will apply for an SBIC license in the future or that if we do apply for an SBIC license, that we will be successful in obtaining an SBIC license.

Immediately prior to the pricing of this offering, we will acquire the Initial Portfolio from the Existing Churchill Vehicles, which are currently managed by an affiliate of Churchill Financial BDC, in exchange for cash. We will fund our purchase of the Initial Portfolio through borrowings under the Bridge Facility, which we intend to enter into prior to consummation of the Churchill Portfolio Acquisition. We plan to use the net proceeds of this offering to repay in full all of the outstanding borrowings under the Bridge Facility which we will incur in connection with our acquisition of the Initial Portfolio. See “Churchill Portfolio Acquisition.”

As of                     , 2011 the Initial Portfolio consisted exclusively of approximately $            million of investments in first lien senior secured loans to middle market companies organized and located primarily in the United States that were originated during the 2010-2011 period. As of                     , 2011, the Initial Portfolio consisted of      investments, each of which was fully performing and current in its payment obligations, with an average investment size of approximately $            million, and had a weighted average yield of     % and a weighted average maturity of          years. All of the investments held in the Initial Portfolio pay cash interest based upon a floating base lending rate (LIBOR plus a premium). In addition, we believe that all of the investments comprising the Initial Portfolio meet the requirements to be considered “qualifying assets” under the 1940 Act. See “Regulation as a Business Development Company – Qualifying Assets.”

As a business development company, we will be required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources. See “Regulation as a Business Development Company.”

Revenues

We plan to generate revenue in the form of interest payable and capital gains, if any, on our portfolio investments. We generally expect our portfolio investments, whether in the form of senior loans or investments with similar economic characteristics, to have stated maturities of five to seven years and typically to bear interest at a floating rate. Interest will generally be payable quarterly or semiannually, with some amortization of principal. The remaining principal amount of our debt securities and any accrued but unpaid interest will become due at the maturity date. We expect to originate portfolio investments to a greater extent over time and may generate revenue from origination or structuring fees. In addition, we may generate revenue in the form of commitment fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to our investment adviser, Churchill Financial BDC Management, pursuant to our Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by Churchill Financial BDC Administrator in performing its administrative obligations under our Administration

Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either Churchill Financial BDC Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Churchill Financial BDC Administrator in performing its administrative obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer, Chief Compliance Officer, Chief Administrative Officer, General Counsel and any administrative support staff.

Financial Condition, Liquidity and Capital Resources

We will generate cash from the net proceeds of this offering, the Concurrent Private Placement and any future offerings of securities and cash flows from operations, including earnings on investments in the Initial Portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through borrowings from banks and issuances of senior securities, including before we have fully invested the proceeds of this offering. In particular, we intend to enter into the Bridge Facility prior to consummation of the Churchill Portfolio Acquisition. In addition, we have received commitments to enter into the Senior Credit Facility, which we expect will become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to

$150 million and is expected to mature in 2016. Base rate borrowings under the Senior Credit Facility are expected to bear interest at LIBOR plus 2.00%.

Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock, and the payment of operating expenses. We will also be liable as a borrower under both the Bridge Facility and the Senior Credit Facility. We intend to use the net proceeds of this offering to repay in full all of the outstanding borrowings under the Bridge Facility which we will incur in connection with the Churchill Portfolio Acquisition.

Immediately after the Churchill Portfolio Acquisition, completion of this offering and the Concurrent Private Placement, and repayment of approximately $             million of outstanding borrowings under the Bridge Facility, assuming an initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), we expect to have cash resources of approximately $             million (or approximately $             million if the underwriters’ over-allotment option is exercised in full) and approximate $             million of borrowings available under the Senior Credit Facility. See “Use of Proceeds.”

Hedging

To the extent that any of our senior loans and other investments are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in connection with settling them will be borne by us.

Distribution Policy

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to distribute monthly dividends to our stockholders, beginning after our first full quarter following the completion of this offering. Prior to that time, to the extent that we have income available, we intend to distribute a quarterly dividend to our stockholders for our first full quarter following completion of this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our distributions will generally be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during a year, all or part of a distribution may constitute a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to shareholders after the end of each calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC commencing with our 2011 taxable year. To maintain our qualification as a RIC, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for the calendar year; (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of the calendar year; and, (3) any net ordinary income and capital gain net income (both long-term and short-term) for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Bridge Facility

We intend to enter into the Bridge Facility prior to the consummation of the Churchill Portfolio Acquisition. The Bridge Facility is expected to provide for borrowings up to $120 million and must be repaid with the proceeds of our initial public offering. The Bridge Facility is expected to have a maturity date of ten (10) business days after the pricing date of this offering and to terminate upon the initial funding drawn on the Senior Credit Facility. Borrowings under the Bridge Facility are expected to bear interest at LIBOR plus 2.00%. The Bridge Facility will contain customary affirmative and negative covenants and events of default, including the occurrence of a change of control. In particular, it is anticipated that the Bridge Facility will contain certain financial covenants that among other things, will require us to maintain a minimum amount of equity supporting the Bridge Facility and to maintain compliance with certain collateral quality and coverage tests. The lender and agent under the Bridge Facility is an affiliate of SunTrust Robinson Humphrey, Inc., one of the underwriters. The proceeds from this offering will be used to pay off our borrowings upon under the Bridge Facility.

Senior Credit Facility

In addition, we have received commitments to enter into the Senior Credit Facility, which we expect will become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to $150 million and is expected to mature in 2016. Base rate borrowings under the Senior Credit Facility are expected to bear interest at LIBOR plus 2.00%. The facility size may be increased up to $600 million, subject to certain conditions, with additional new lenders or the increase in commitments of current lenders. The Senior Credit Facility will contain certain customary affirmative and negative covenants and events of default, including the occurrence of a change of control. In particular, it is anticipated that the Senior Credit Facility will contain certain financial covenants that among other things, will require us to maintain a minimum amount of equity supporting the Senior Credit Facility and to maintain compliance with certain collateral quality and coverage tests. The Senior Credit Facility will be agented by SunTrust Robinson Humphrey, Inc., one of the underwriters in this offering, and it is expected that one or more affiliates of the underwriters will be lenders under the Senior Credit Facility.

Other Contractual Obligations

We will have certain commitments pursuant to our Investment Advisory Agreement that we have entered into with Churchill Financial BDC Management. We have agreed to pay a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. Payments under the Investment Advisory Agreement will equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. See “Investment Advisory Agreement.” We have also entered into a contract with Churchill Financial BDC Administrator to serve as our administrator. Payments under the Administration Agreement will equal to an amount based upon our allocable portion of Churchill Financial BDC Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, fees, and other expenses inclusive of our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer, Chief Administrative Officer, General Counsel and any administrative staff. See “Administration Agreement.”

Our Investment Advisory Agreement and the Administration Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. If either agreement is terminated, the costs we incur under a new agreement may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and the Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•

We have entered into an Investment Advisory Agreement with Churchill Financial BDC Management. Mr. Kencel, our President and Chief Executive Officer, has certain financial interests in and also serves as a principal of Churchill Financial BDC Management.

•

Churchill Financial BDC Administrator, an affiliate of Churchill Financial BDC Management, will provide us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We will reimburse Churchill Financial BDC Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our Chief Financial Officer, Chief Compliance Officer, Chief Administrative Officer, General Counsel and any administrative support staff.

•

We have entered into a license agreement with Churchill Brand Holdings LLC, an affiliate of Churchill Financial BDC Management, pursuant to which Churchill Brand Holdings LLC has granted us a nonexclusive, royalty-free license to use the name and mark “Churchill Financial.”

In addition, our executive officers and directors, as well as the other current and future principals of our investment adviser, Churchill Financial BDC Management, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, our executive officers, as well as the other principals of our investment adviser, Churchill Financial BDC Management, manage the Existing Churchill Vehicles. Accordingly, they may have obligations to investors in those entities, including to investors of the Churchill Cayman, the fulfillment of which obligations might not be in the best interests of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by our investment adviser or its affiliates, including Churchill Financial, may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Churchill Financial BDC Management may face conflicts in allocating investment opportunities between us and such other entities. Although Churchill Financial BDC Management will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser, including Churchill Financial. In any such case, when Churchill Financial BDC Management identifies an investment, it will be forced to choose which investment fund should make the investment.

We may co-invest on a concurrent basis with the Existing Churchill Vehicles, and any other affiliates that our investment adviser or Churchill Financial forms in the future, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained or that if obtained, such co-investment will occur.

In addition, immediately prior to the pricing of this offering, we will acquire the Initial Portfolio from the Existing Churchill Vehicles pursuant to Asset Purchase Agreements to be entered into by and between Churchill Financial BDC and each of the Existing Churchill Vehicles. Each of the Existing Churchill Vehicles will likewise commit to repurchase from us that portion of the Initial Portfolio that we acquired from it in connection with the Churchill Portfolio Acquisition in the event that we are unable to consummate this offering, for whatever reason, pursuant to Asset Repurchase Agreements to be entered into by and between each of the Existing Churchill Vehicles and Churchill Financial BDC.

We have also committed to file a registration statement within 60 days after this offering to register the resale of the shares of common stock to be issued in the Concurrent Private Placement to Churchill Financial, through Churchill Financial Holdings LLC, and certain members of Churchill Financial’s senior management team. We have committed to use our commercially reasonable efforts to obtain effectiveness of such registration statement as soon as reasonably practicable after the filing of such registration statement.

BUSINESS

Churchill Financial BDC

We are a newly organized externally managed finance company. We were formed in April 2011 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the 1940 Act prior to the pricing of this offering. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code. We will be managed by Churchill Financial BDC Management, which intends to register as an investment adviser under the Advisers Act prior to the pricing of this offering. Churchill Financial BDC Administrator will provide the administrative services necessary for us to operate. Churchill Financial BDC Management and Churchill Financial BDC Administrator are affiliated with Churchill Financial, a leading provider of senior debt financing to middle market companies.

Our investment objective is to maximize current income and, to a lesser extent, capital appreciation. We will seek to achieve our investment objective by investing primarily in first lien senior secured and unitranche loans made principally to private U.S. middle market companies that are, in most cases, controlled by private equity investment firms, which we refer to collectively as “senior loans.” Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, or LIBOR, plus a premium. “Unitranche” loans are those that typically have a first lien on all assets of the borrower but provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. We expect that at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in first lien senior secured loans, with the balance invested in unitranche loans and other investments. We intend to invest primarily in senior loans made to middle-market companies whose debt is rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans”, “high yield” securities or “junk bonds,” and may be considered “high risk” compared to debt instruments that are rated above investment grade.

We expect to invest in senior loans made primarily to private U.S. middle market companies with approximately $5 million to $50 million of earnings before interest, taxes, depreciation and amortization, or EBITDA. Our business model is focused primarily on originating senior loan investments through Churchill Financial’s extensive network of relationships with private equity investment firms, other middle market lenders, financial advisors and experienced senior management teams. We expect that our investments will generally range between $5 million and $25 million, although we expect that the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. As discussed in the “Market Opportunity” section below, we believe that there exists a significant opportunity to achieve attractive risk-adjusted returns in the senior lending space due to the lack of bank financing for growing middle market companies. We believe that recently-originated first lien senior loans represent particularly attractive investments when compared to similar loans originated in the 2006-2007 period due to what we expect to be more attractive pricing and more conservative borrowing terms and deal structures.

We intend to enter into the Bridge Facility prior to consummation of the Churchill Portfolio Acquisition. The Bridge Facility is expected to provide for borrowings up to $120 million and must be repaid with the proceeds of our initial public offering. The Bridge Facility is expected to have a maturity date of ten (10) business days after the pricing date of this offering and to terminate upon the initial funding drawn on the Senior Credit Facility. Borrowings under the Bridge Facility are expected to bear interest at LIBOR plus 2.00%.

In addition, we have received commitments to enter into the Senior Credit Facility, which we expect will become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to $150 million and is expected to expire in 2016. Base rate borrowings under the Senior Credit Facility are expected to bear interest at LIBOR plus 2.00%.

We may also apply for an SBIC license from the SBA. We believe obtaining an SBIC license would be beneficial to our shareholders, as an SBIC license would allow us greater flexibility in pursuing debt investments in smaller and lower middle market companies and would provide an attractive source of capital through the debt financing provided by the SBA. We can provide no assurance that we will apply for an SBIC license in the future or that if we do apply for an SBIC license, that we will be successful in obtaining an SBIC license.

Immediately prior to the pricing of this offering, we will acquire the Initial Portfolio from the Existing Churchill Vehicles, which are affiliates of Churchill Financial BDC, in exchange for cash. We will fund our purchase of the Initial Portfolio through borrowings under the Bridge Facility, which we intend to enter into prior to consummation of the Churchill Portfolio Acquisition. We plan to use the net proceeds of this offering to repay in full all of the outstanding borrowings under the Bridge Facility which we will incur in connection with our acquisition of the Initial Portfolio. See “Churchill Portfolio Acquisition.”

As of                     , 2011 the Initial Portfolio consisted exclusively of approximately $             million of investments in first lien senior secured loans to middle market companies organized and located primarily in the United States that were originated during the 2010-2011 period. As of                     , 2011, the Initial Portfolio consisted of      investments, each of which was fully performing and current in its payment obligations, with an average investment size of approximately $     million, and had a weighted average yield of     % and a weighted average maturity of      years. All of the investments held in the Initial Portfolio pay cash interest based upon a floating base lending rate (LIBOR plus a premium). In addition, we believe that all of the investments comprising the Initial Portfolio would meet the requirements to be considered “qualifying assets” under the 1940 Act. See “Regulation as a Business Development Company – Qualifying Assets.”

About Churchill Financial

Churchill Financial, founded in 2006, is a leading provider of senior debt financing to middle market companies controlled by top tier private equity investment firms through the funds it presently manages. Since its founding, Churchill Financial has served as agent on over $6.5 billion of senior credit facilities and completed more than 200 financing transactions with over 100 private equity sponsors. During this period, Churchill Financial has invested approximately $2 billion in senior loan investments, primarily in first lien senior secured loans. During 2010, Churchill Financial acted as agent on over $2.5 billion in senior credit facilities and committed over $650 million in senior loan investments in approximately 80 transactions, ranking it as a top five lender to middle market leveraged buyouts (total debt financings under $250 million), based upon both agent deal volume and number of deals (according to Reuters Loan Pricing Corporation). As of March 31, 2011, Churchill Financial had a portfolio of approximately $1.2 billion in senior loan investments in more than 125 middle market companies.

Churchill Financial is managed by a senior management team led by Kenneth J. Kencel, its President and Chief Executive Officer, and currently includes a team of 20 investment professionals with an average of over 15 years of investment experience. These professionals focus exclusively on originating, underwriting, documenting and monitoring its senior loan investments in middle market companies. Churchill Financial has a highly experienced team of origination bankers that actively call on over 250 leading private equity investment firms focused on the middle market. Churchill Financial also has a dedicated team of experienced underwriting, portfolio management and workout and restructuring professionals. Churchill Financial’s investment team, with offices located in New York, Chicago and Minneapolis, is currently supported by a team of 10 finance, operations and administrative professionals. Churchill Financial’s investment committee includes Mr. Kencel, George F. Kurteson (Head of Middle Market Finance), Durant D. Schwimmer (Head of Capital Markets) and Christopher B. Cox (Chief Risk Officer). Such individuals also comprise our Investment Committee.

Churchill Financial has a strong track record investing in senior secured loans to middle market companies. Since inception, Churchill Financial has experienced a total cumulative default rate of approximately 4.5% on approximately $2 billion of senior loan investments. Churchill Financial places a high level of focus on investing in solid middle market companies with experienced operating management, strong business fundamentals and conservative capital structures. Virtually all of the companies financed by Churchill Financial are backed by highly regarded private equity investment firms who have invested significant equity capital in support of these companies. Churchill Financial maintains a strong credit orientation with a high level of investment selectivity, annually reviewing approximately 700 investment opportunities, on average, and investing in approximately 6%, on average.

Churchill Financial is controlled by Olympus Growth Fund V, LP and its affiliates, or Olympus. Founded in 1988, Olympus is a Stamford, Connecticut-based private equity firm focused on providing equity capital for middle market management buyouts and for companies needing capital for expansion. Olympus is an active, long-term investor across a broad range of industries, including healthcare services, financial services, consumer products, restaurants and business services. Olympus manages in excess of $3 billion on behalf of corporate pension funds, endowment funds and state-sponsored retirement programs.

Our Investment Adviser

Our investment activities will be managed by our investment adviser, Churchill Financial BDC Management. Our investment adviser will be responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Churchill Financial BDC Management was organized in April 2011 and intends to register as an investment adviser under the Advisers Act prior to pricing of this offering.

Churchill Financial BDC Management has entered into a Personnel Agreement with Churchill Financial Holdings LLC, an affiliate of Churchill Financial, pursuant to which Churchill Financial Holdings LLC has agreed to provide Churchill Financial BDC Management with access to the investment professionals that comprise Churchill Financial’s existing investment team.

Market Opportunity

We believe that the current credit and asset market dynamics are favorable for us to pursue an investment strategy focused on investing in first lien senior secured and unitranche loans of U.S. middle market companies. We find middle market investing attractive for the following reasons:

Large and Growing Target Market. According to the U.S. Census Bureau in its 2002 economic census, there were approximately 153,000 small and middle market companies in the United States with annual revenues between $10 million and $2.5 billion, compared with 900 companies with revenues greater than $2.5 billion. We believe that these middle market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle market companies have generated a significant number of investment opportunities for investment funds managed or advised by Churchill Financial, and we believe that this market segment will continue to produce significant investment opportunities for us.

Reduced Availability of Senior Debt Financing. We believe that dislocations in the capital markets between mid-2007 and early-2010 have reduced the amount of credit available to middle market companies. We believe that much of the traditional lending community for middle market companies, such as commercial/regional banks, investment banks, commercial finance companies, hedge funds and collateralized loan obligations, have contracted and/or eliminated their origination activities in the wake of this period of credit dislocation or focused on more liquid asset classes. In addition, a 2010 Congressional Oversight Panel report concluded that 3,000 small U.S. banks either have or may need to curtail lending due to financial stresses, further restricting access to capital for middle market borrowers, and, when implemented, Basel III, published by the Basel Committee on Banking Supervision, is expected to limit the ability of commercial banking institutions to hold non-investment grade leveraged loans on their balance sheets.

Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle market companies. For example, based on the experience of our investment adviser’s investment team, we believe lending to private middle market companies in the United States (i) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (ii) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and (iii) may also require more extensive ongoing monitoring by the lender. As a result, middle market companies historically have been served by a limited segment of the lending community.

We also believe that the dislocation in the markets since mid-2007 has further reduced the amount of credit available to middle market companies. Many participants in the senior loan market over the past 5 years, such as hedge funds and managers of collateralized loan obligations, or CLOs, have contracted or eliminated their origination activities as investors’ credit concerns have reduced available funding. In addition, we believe several existing business development corporations that previously served this market are less active in the lending markets due to a lack of access to debt and equity financing. Moreover, many commercial banks face significant balance sheet constraints and increased regulatory scrutiny, which we believe is restricting their ability to provide loans to middle market companies.

Significant Refinancing Requirements. A significant amount of U.S. debt begins to mature between 2012 and 2015, much of which we believe is associated with a large number of middle market leveraged mergers and acquisitions completed from 2005 to 2008. In many cases, we expect that this debt will need to be refinanced by borrowers.

The following chart illustrates the maturity profile of middle market leveraged credit facilities through 2015, a majority of which we believe will need to be refinanced.

Middle Market Leveraged Credit Facility Maturity Breakdown

($ in billions)

Source: LSTA/Standard & Poor’s (Middle-market (defined as issuers with EBITDA of less than $50 million) LBO Volume)

Many of these loans were held in debt securitizations completed between 2006 and 2008. These securitization vehicles often had reinvestment periods ranging from three to six years, and therefore most such vehicles are unlikely to be able to offer refinancing options to existing portfolio borrowers when their credit facilities approach maturity.

We believe the loss of the lending capacity in the middle market combined with the need for borrowers to refinancing existing indebtedness over the next several years will create significant lending opportunities on attractive terms for us.

Significant Amount of Uninvested Equity Capital. Private equity firms raised record amounts of equity commitments in 2006 to 2008, far in excess of the amount they subsequently invested from this capital raised. As of December 31, 2010, there was nearly $500 billion of private equity capital available and uninvested in the United States. We expect the large amount of unfunded buyout commitments will drive the volume of leveraged buyouts (and the demand for senior debt financing) over the next several years.

The following chart illustrates the estimated amount of unfunded buyout commitments from 2001 through 2010:

Private Equity Commitments

($ in billions)

Source: Buyouts Magazine (US Buyout Fund Commitments) / Standard & Poor’s Leveraged Commentary Data (Equity Invested in US Sponsored Transactions).

Attractive Relative Value Proposition. We believe that directly originated middle market loans often exhibit superior default and loss characteristics compared to broadly syndicated loans, which are often used in acquisitions where there are higher levels of debt and a lower percentage of equity contributed. Over the past 20 years, middle market loans have experienced lower historical default rates and higher recovery rates than broadly syndicated loans (according to a recent report by Standard & Poor’s), as set forth below:

Comparative Loan Loss/Recovery Statistics (1989–2009)

Source: S&P CreditPro (MML’s = middle market loans, BSL’s = broadly syndicated loans)

Moreover, after peaking in the first quarter of 2010, we believe that overall default rates on middle market loans have declined significantly over the past year, as shown in the following chart:

Source: S&P/Loan Syndications and Trading Association (“LSTA”) Leveraged Loan Index, December 2010 Review.

Correspondingly, middle market loans have historically enjoyed a yield premium over broadly syndicated loans. This is largely due to the reduced access to, and availability of, credit for U.S. middle market borrowers, thereby creating an attractive risk-return dynamic for lenders. As a result, we believe that the debt of such borrowers typically carries higher interest rates and offers more substantial up-front fees but is not sufficiently attractive to the syndicated debt markets, thereby providing us with many lending opportunities. Currently, we estimate senior loans to single B-rated middle market companies are priced at a spread to LIBOR of between 450 to 500 basis points (plus LIBOR floors) compared to pricing of LIBOR plus 350 to 400 basis points (plus LIBOR floors) for larger corporate borrowers.

The following chart highlights the yield premium over the past year for single B rated senior loans to middle market borrowers compared to larger corporate borrowers:

Source: Thomson Reuters LPC

Conservative Capital Structures and Increased Percentage of Equity Contributed. We believe that lenders generally are requiring borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the recent credit crisis, creating a greater amount of equity to protect lenders against future economic downturns. Lower leverage levels in mergers and acquisitions executed in the middle market suggest that middle market companies should have more cash flows available to them to service their debt. In addition, middle market companies typically have simpler capital structures and more carefully structured covenant packages than larger borrowers, which streamlines the initial structuring and underwriting process and, in our experience, contributes to improved returns to lenders in restructurings.

The following charts illustrate the average equity contributions to middle market leveraged buyout loans as a percent of total transaction value since 1997 and highlight the increase in average equity contributions since 2007 and also the decrease in purchase price multiples:

U.S. Industry Middle Market Average Equity Contribution to LBOs

Source: Standard and Poor’s Leverage Buyout Review — Issuers with EBITDA of less than $50 million.

The following chart illustrates the average debt multiples for middle market leveraged buyout loans over the past 13 years and highlights the decline in average total debt multiples from 2007 levels:

Middle Market Average Total Debt Multiples on LBO Loans

Source: Standard & Poor’s LCD: Issuers with EBITDA of less than $50 million.

Our Competitive Strengths

Experienced Senior Management & Investment Team. Our investment adviser will have access to the resources and expertise of Churchill Financial’s 30 employees, led by our President and Chief Executive Officer Kenneth J. Kencel and other members of its senior management team including George F. Kurteson, Durant D. Schwimmer and Christopher B. Cox. The 20 investment professionals of Churchill Financial have an average of over 15 years of investment experience and are supported by 10 administrative and back office personnel who focus on operations, finance, legal and compliance, accounting and reporting, marketing and information technology. Professionals at Churchill Financial have held senior management and other positions at a number of leading middle market lending firms and have excellent relationships with the many of the most active lenders in the middle market. Churchill Financial, through Churchill Financial Holdings LLC, and certain members of Churchill Financial’s senior management team has committed to purchase an aggregate of $10 million of our common stock immediately prior to the pricing this offering at the initial public offering price in the Concurrent Private Placement.

Leading U.S. Senior Lending Platform Provides Access to Proprietary Relationship-Based Deal Flow. Our investment adviser will have access to the deal flow of Churchill Financial, one of the leading middle market lenders in the United States. Since inception, Churchill Financial has served as agent on over $6.5 billion in senior credit facilities and has invested approximately $2 billion in middle market senior loans in over 200 transactions. During 2010, Churchill Financial agented approximately $2.5 billion in senior credit facilities and committed over $650 million in senior loan investments in approximately 80 transactions, ranking it as a top five senior lender for middle market leveraged buyouts (total debt financing under $250 million), based upon both agent deal volume and number of deals (according to Reuters Loan Pricing Corporation). Over the past 5 years, Churchill Financial has completed at least one debt financing with over 100 different private equity firm sponsors and has reviewed transactions from over 250 such firms. The senior executives at Churchill Financial have strong, long-standing relationships with most of the leading private equity investment firms engaged in middle market transactions, as well as many of the most active lenders to middle market companies, providing us with a substantial proprietary relationship-based deal flow from multiple sources.

Disciplined Investment and Underwriting Process. Our investment adviser intends to utilize the established investment process of Churchill Financial for reviewing lending opportunities, structuring transactions and monitoring investments. Using Churchill Financial’s disciplined approach to lending, our investment adviser will seek to minimize credit losses through effective underwriting, comprehensive due diligence investigations, and the careful structuring of covenant packages. Churchill Financial employs a dedicated team of 20 professionals focused exclusively on coverage of leading private equity investment firms and originating and underwriting senior loan investments in transactions by their portfolio companies. Historically, Churchill Financial has employed a highly selective approach to investing — annually reviewing approximately 700 investment opportunities, on average, and investing in approximately 6% annually, on average.

Regimented Credit Monitoring. Following each investment, our investment adviser will implement a regimented credit monitoring system consistent with the current system employed at Churchill Financial. This careful approach, which involves ongoing review and analysis by Churchill Financial’s team of experienced professionals, will enable us to identify problems early and to assist borrowers and work with other lenders before they face difficult liquidity constraints. Churchill Financial maintains ongoing direct and regular contact with its borrowers, often acting as an agent bank or member of a small lender group or “club.”

Strong Credit Orientation. In originating investment opportunities, our investment adviser intends to employ the same strong credit orientation as has been utilized successfully at Churchill Financial:

•	Focus on companies with experienced senior management teams, leading market positions and strong historical and projected cash flow;

•	Engage in extensive financial accounting, legal and environmental due diligence;

•	Focus on companies with conservative capital structures; and

•

Look for significant equity investment on the part of private equity investment firms and their senior management teams and a history of working cooperatively with their debt financing partners, and potentially investing additional equity capital in portfolio companies, if needed.

Concentrated Middle Market Focus. Because of Churchill Financial’s focus on the middle market, the members of its investment team to which our investment adviser will have access understand the following general characteristics of middle market lending:

•	Middle market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of higher upfront fees and interest rates;

•	Middle market issuers are more likely to have simple capital structures;

•	Carefully structured covenant packages enable middle market lenders to take early action to remediate poor financial performance; and

•	Middle market lenders can undertake thorough due diligence investigations prior to investment.

Expertise in Securitizations. As an active senior lender to middle market companies, expertise in securitizations is important to optimize financing costs, access longer duration funding facilities and maintain a flexible capital structure. Under the management of Mr. Kencel, since 2006 Churchill Financial (through its affiliates) structured and managed six collateralized debt obligation vehicles representing more than $3 billion in assets, including Churchill Cayman, which we believe is one of the largest private funds focused primarily on investing in middle market loans. The assets of these vehicles included primarily senior loans. In addition, our investment adviser will have access to David A. Heilbrunn (Churchill Financial’s Head of Corporate Strategy and Development), who has over 15 years of experience in loan securitizations and has served as Senior Managing Director and Head of the CDO Group at Bear Stearns & Co. and Managing Director at JP Morgan Chase. We believe such experience will benefit us if we seek to obtain additional financing through structured finance transactions such as securitizations, warehousing facilities and collateralized loan obligations.

Investment Criteria/Guidelines

Our investment objective is to maximize current income and, to a lesser extent, capital appreciation. We will seek to achieve our investment objective by investing primarily in first lien senior secured and unitranche loans made principally to private U.S. middle market companies that are, in most cases, controlled by private equity investment firms. We will seek to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries and private equity investors.

We plan to target primarily U.S. middle market companies controlled by private equity investment firms that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We may also make opportunistic loans to independently owned and publicly held middle market companies. We will seek to partner with strong management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:

•	Minimum EBITDA of $5 million;

•	Minimum of 35% original sponsor cash equity;

•	A substantial equity cushion in the form of capital ranking junior to our investment;

•	Sustainable leading positions in their respective markets;

•	Scalable revenues and operating cash flow;

•	Experienced management teams with successful track records;

•	Stable, predicable cash flows with low technology and market risks;

•	Diversified product offering and customer base;

•	Low capital expenditures requirements;

•	A North American base of operations;

•	Strong customer relationships;

•	Products, services or distribution channels having distinctive competitive advantages; and

•	Defensible niche strategy or other barriers to entry.

In addition, we avoid start-up or turn-around loans and specialized industries such as real estate, financial services, gaming, and media/telecommunications.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be necessarily met by each prospective portfolio company.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination. Our investment adviser will source investment opportunities through its access to Churchill Financial’s extensive network of private equity firms and relationships with other leading middle market senior lenders. The investment professionals at Churchill Financial to which our investment adviser will have access will supplement these relationships through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. Churchill Financial’s origination personnel, to whom our investment adviser will have access, are located in both New York and Chicago. Each originator maintains long-standing customer relationships and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which should enable our investment adviser to be highly selective in recommending investments.

Credit Evaluation. Our investment adviser intends to utilize the systematic, consistent approach to credit evaluation developed by Churchill Financial, with a particular focus on an acceptable level of debt repayment and deleveraging under a “base case” set of projections, which we refer to as the “Base Case,” which typically reflects a more conservative estimate than the set of projections provided by a prospective portfolio company, which we refer to as the “Management Case.” The key criteria that our investment adviser intends to consider include (i) strong and resilient underlying business fundamentals, (ii) a substantial equity cushion in the form of capital ranking junior in right of payment to our investment and (iii) a conclusion that the overall Base Case and in some cases a “downside case” allows for adequate debt repayment and deleveraging. Our investment adviser expects to focus on the criteria developed by Churchill Financial for evaluating prospective portfolio companies discussed above under “— Competitive Strengths.” In evaluating a particular company, our investment adviser will put more emphasis on credit considerations (such as (i) debt repayment and deleveraging under a Base Case set of projections, (ii) the ability of the company to maintain a modest liquidity cushion under a Base Case set of projections, and (iii) the ability of the company to service its fixed charge obligations under a Base Case set of projections) than on profit potential and loan pricing. Our investment adviser’s due diligence process for middle market credits will typically entail:

•	a thorough review of historical and pro forma financial information;

•	on-site visits;

•	meetings with management;

•	a review of loan documents and material contracts;

•	third-party “quality of earnings” accounting due diligence;

•	when appropriate, background checks on key managers;

•	third-party research relating to the company’s business, industry, markets, products and services and competitors;

•	the commission of third-party market studies when appropriate;

•	sensitivity of management case projections; and

•	various breakeven cash flow analyses.

The following chart illustrates the stages of our investment adviser’s evaluation and underwriting process on an annual basis, based upon the experience of Churchill Financial from 2006-2010:

Five-Year Average (2006-2010) Deal Evaluation Process

Execution. In executing transactions for us, our investment adviser will utilize the due diligence process developed by Churchill Financial. Through a consistent approach to credit evaluation and careful attention to the details of execution, our investment adviser will seek to close deals as fast or faster than competitive financing providers while maintaining discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment professionals working on a proposed portfolio investment will deliver a memorandum to our Investment Committee. Once an investment has been approved unanimously by our Investment Committee, if we are the lead agent, it will move through a series of steps, including initial documentation using standard document templates and the establishment of negotiating boundaries, final documentation, including resolution of business points and the execution of original documents held in escrow. Upon completion of final documentation, a loan is funded after execution of a final closing memorandum.

Monitoring. We view active portfolio monitoring as a vital part of our investment process. We consider regular dialogue with company management and sponsors as well as detailed, internally generated monitoring reports to be critical to our performance. Our investment adviser will implement a monitoring template designed by Churchill Financial that is designed to reasonably ensure compliance with these standards. This template will be used as a tool by our investment adviser to assess investment performance relative to plan. In addition, our portfolio companies may rely on us to provide them with financial and capital markets expertise.

As part of the monitoring process, our investment adviser has developed risk policies pursuant to which it will regularly assess the risk profile of each of our investments and will rate each of them based on the following categories, which we refer to as “Internal Risk Ratings”:

Internal Risk Ratings Definitions
Rating	Definition
1	Performing – Superior: Borrower is performing significantly above Management Case.

2	Performing – High: Borrower is performing at or near the Management Case (i.e., in a range slightly below to slightly above).

3	Performing – Low Risk: Borrower is operating well ahead of the Base Case to slightly below the Management Case.

4	Performing – Stable Risk: Borrower is operating at or near the Base Case (i.e., in a range slightly below to slightly above). This is the initial rating assigned to all new borrowers.

5	Performing – Management Notice: Borrower is operating below the Base Case. Adverse trends in business conditions and/or industry outlook are viewed as temporary. There is no immediate risk of payment default and only a low to moderate risk of covenant default.

6	Watch List – Low Maintenance: Borrower is operating below the Base Case, with declining margin of protection. Adverse trends in business conditions and/or industry outlook are viewed as probably lasting for more than a year. Payment default is still considered unlikely, but there is a moderate to high risk of covenant default.

7	Watch List – Medium Maintenance: Borrower is operating well below the Base Case, but has adequate liquidity. Adverse trends are more pronounced than in Internal Risk Rating 6 above. There is a high risk of covenant default, or it may have already occurred. Payments are current, although subject to greater uncertainty, and there is a moderate to high risk of payment default.

8	Watch List – High Maintenance: Borrower is operating well below the Base Case. Liquidity may be strained. Covenant default is imminent or may have occurred. Payments are current, but there is a high risk of payment default. Negotiations to restructure or refinance debt on normal terms may have begun. Further significant deterioration appears unlikely and no loss of principal is currently anticipated.

9	Watch List – Possible Loss: At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Liquidity is strained. Payment default is very likely in the short term unless creditors grant some relief. Loss of principal is possible.

10	Watch List – Probable Loss: At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Liquidity is extremely limited. The prospects for improvement in the borrower’s situation are sufficiently negative that loss of some or all principal is probable.

Our investment adviser will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our quarterly valuation process, our investment adviser will review these investment ratings on a regular basis.

The following table shows the distribution of the Initial Portfolio on the 1 to 10 internal risk rating scale at fair value as of          2011:

, 2011
Internal Risk Rating	Investments at Fair Value	Percentage of Total Initial Portfolio
(dollars in thousands)
1 – Performing – Superior	$		%
2 – Performing – High	$		%
3 – Performing – Low Risk	$		%
4 – Performing – Stable Risk	$		%
5 – Performing – Management Notice	$		%
6 – Watch List – Low Maintenance	$		%
7 – Watch List – Medium Maintenance	$		%
8 – Watch List – High Maintenance	$		%
9 – Watch List – Possible Loss	$		%
10 – Watch List – Probable Loss	$		%

Total	$	100%

Investment Committee

The purpose of our Investment Committee is to evaluate and approve all of our investments, subject at all times to the oversight of our Board of Directors. The Investment Committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. Our Investment Committee currently consists of Kenneth J. Kencel, George F. Kurteson, Durant D. Schwimmer and Christopher B. Cox, who also comprise the investment committee of Churchill Financial. The Investment Committee will seek to provide investment consistency and adherence to our core investment philosophy and policies. The Investment Committee will also determine appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, Investment Committee meetings will serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow will be reviewed on a regular basis. Members of the investment team will be encouraged to share information and views on credits with the Investment Committee early in their analysis. We believe this process will improve the quality of the analysis and assist the deal team members in working more efficiently.

Each transaction will be presented to the Investment Committee in a formal written report. All of our new investments must be unanimously approved by the Investment Committee. Each member of the Investment Committee performs a similar role for the Existing Churchill Vehicles.

Investment Structure

Once our investment adviser has determined that a prospective portfolio company is suitable for investment, it will work with the lead agent, the private equity sponsor and/or the management of that company and its other capital providers to structure an investment. In the case where we are acting as an agent, our investment adviser will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. In the case where are not acting as the lead agent, our investment adviser will work with the lead agent to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We anticipate structuring our investments, which will typically have maturities of five to seven years, as follows:

Senior Secured Loans. We anticipate structuring these investments as senior secured loans. We intend to obtain security interests in substantially all of the assets of the portfolio company borrowers that will serve as collateral in support of the repayment of such loans. This collateral will take the form of first-priority liens on substantially all of the assets and stock pledges of the portfolio company borrower. Our senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Under current market conditions, we expect that the interest rate on senior secured loans will range between 4% and 6% over applicable LIBOR, and LIBOR floors of 1.50% to 2.00%.

Unitranche Loans. We anticipate structuring our unitranche loans as senior secured loans. We will obtain security interests in substantially all of the assets of these portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on substantially all of the assets of a portfolio company. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Under current market conditions, we expect that the interest rate on unitranche loans will range between 7% and 9% over applicable LIBOR, and LIBOR floors of 1.50% to 2.00%.

We intend to tailor the terms of each portfolio investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk;

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the Board of Directors under some circumstances; and

•	selecting investments that we believe have a very low probability of loss.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if an event occurs that impacts our long term view of the investment, such as an acquisition, recapitalization or a decline in operating performance that degrades the credit profile of the portfolio company.

Portfolio Investments

We will seek to create a diverse portfolio that consists primarily of senior secured loans, including first lien and unitranche loans, by investing approximately $5 to $25 million of capital, on average, in the securities of middle market companies. Set forth below is a list of our ten largest investments in the Initial Portfolio as of             , 2011, as well as the top ten industries in which the Initial Portfolio was invested as of             , 2011, in each case calculated as a percentage of the total fair value of the assets included in the Initial Portfolio as of such date.

, 2011
Portfolio Company	Fair Value(1)	Percentage of Total Initial Portfolio
(dollars in thousands)
Intermedia.net, Inc.	$		%
Aspen Dental Management, Inc.			%
Softlayer Technologies, Inc.			%
McKenzie Sports Products LLC			%
SumTotal Systems, Inc.			%
Hoffmaster Group, Inc.			%
Archway Marketing Services, Inc.			%
Engineered Controls International, Inc.			%
SP Lab Equipment LLC			%
Phillips Plastics Corporation			%

Total	$		%

, 2011
Industry	Investments at Fair Value(1)	Percentage of Total Initial Portfolio
(dollars in thousands)
Aerospace and Defense	$		%
Chemicals, Plastics and Rubber			%
Containers, Packaging and Glass			%
Diversified/Conglomerate Service			%
Ecological			%
Healthcare, Education and Childcare			%
Leisure, Amusement, Motion Pictures, Entertainment			%
Mining, Steel, Iron and Non-Precious Metals			%
Personal, Food and Miscellaneous Services			%
Textiles and Leather			%
Utilities			%

Total	$		%

(1)	Reflects fair value as of , 2011 for investments held as of such date, and cost for investments acquired subsequent to , 2011.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services. Churchill Financial BDC Administrator will provide, or arrange for the provision of, such managerial assistance on our behalf to portfolio companies that request this assistance, subject to reimbursement of any fees or expenses incurred on our behalf by Churchill Financial BDC Administrator in accordance with our Administration Agreement.

Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below.

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) nationally recognized third-party valuation firms engaged by, or on behalf of, our Board of Directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; and (iv) our Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on our assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s actual and expected earnings, and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

Our primary competitors in providing financing to middle market companies include public and private funds, other business development companies, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the distribution and other requirements we must satisfy to maintain our RIC status.

We expect to use the expertise of the members of our Investment Committee, including Messrs. Kencel, Kurteson, Schwimmer and Cox, and the investment professionals at Churchill Financial to which our investment adviser will have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships developed by the investment professionals at Churchill Financial to which our investment adviser will have access and the members our Investment Committee will enable us to learn about, and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Investments — We will operate in a highly competitive market for investment opportunities.”

Staffing

We do not currently have any employees. Kenneth J. Kencel, our President and Chief Executive Officer, presently serves as a principal of our investment adviser, Churchill Financial BDC Management. Alastair G.C. Merrick, our Chief Financial Officer, Chief Administrative Officer, Treasurer and Secretary, and Kevin C. Dooley, our General Counsel and Chief Compliance Officer, are retained by Churchill Financial BDC Administrator pursuant to its Sub-Administration Agreement with Churchill Financial Holdings LLC, and perform their respective functions for us under the terms of our Administration Agreement.

Our day-to-day investment operations will be managed by Churchill Financial BDC Management. Pursuant to its Personnel Agreement with Churchill Financial Holdings LLC, Churchill Financial BDC Management will have access to Messrs. Kencel, Kurteson, Schwimmer and Cox, who comprise our Investment Committee, and a team of sixteen additional experienced investment professionals who, collectively, comprise Churchill Financial’s existing investment team. Each of Churchill Financial and Churchill Financial BDC Management may hire additional investment professionals, based upon its respective needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.”

In addition, we will reimburse Churchill Financial BDC Administrator for our allocable portion of overhead and other expenses incurred by it in performing its administrative obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our Chief Financial Officer, Chief Compliance Officer, Chief Administrative Officer, General Counsel and any administrative support staff. See “Administration Agreement.”

Properties

Our headquarters are located at 400 Park Avenue, Suite 1510, New York, New York 10022, and are provided by Churchill Financial BDC Administrator in accordance with the terms of our Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor our investment adviser or administrator is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of                     , 2011 for each portfolio company that is expected to be included in the Initial Portfolio. Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. We will not “control” and will not be an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act, after completion of the Churchill Portfolio Acquisition. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

The investments that we expect will be included in the Initial Portfolio were either originated, or purchased in the secondary market, by the Existing Churchill Vehicles. There are no material differences in the underwriting standards that were used to originate or purchase such investments and the underwriting standards we intend to implement subsequent to completion of this offering as described in this prospectus.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Interest	Maturity		Principal Amount	Fair Value
						(dollars in thousands)	(dollars in thousands)
Allion Healthcare, Inc. 1660 Walt Whitman Rd Suite 105 Melville, NY 11747	Specialty Pharmaceutical Services	Senior Secured Loan	L+5.50%	1/13/2015		$6,166	$
Apex Companies, LLC 15850 Crabbs Branch Way, Suite 200 Rockville, MD 20855	Environmental services	Senior Secured Loan	L+5.75%	12/10/2016		7,395
Archway Marketing Services, Inc. 102 South Union Street Alexandria, VA 22027	Fulfillment Services	Senior Secured Loan	L+5.00%	5/20/2016		8,000
Aspen Dental Management, Inc. 281 Sanders Creek Parkway East Syracuse, NY 13057	Dental Practice Management	Senior Secured Loan	L+4.50%	10/6/2016		9,950
Bartlett Holdings, Inc. 60 Industrial Park Rd Plymouth, MA 02360	Utilities Services	Senior Secured Loan	L+5.00%	11/23/2016		5,985
Engineered Controls International, Inc. 100 Rego Drive Elon, NC 27244	Industrial Control Equipment	Senior Secured Loan	L+5.00%	8/5/2016		7,822
Engineered Solutions & Products, LLC 4 Industrial Way West, 3rd Floor Eatontown, NJ 07724	Defense Contractor	Senior Secured Loan	L+5.75%	4/21/2017	(1)	5,000
Hoffmaster Group, Inc. 2920 N. Main Street Oshkosh, WI 54901	Disposable Tableware Products	Senior Secured Loan	L+5.00%	6/2/2016		8,775
Intermedia.net, Inc. 156 West 56th Street, Suite 1601 New York, NY 10019	Communication Services and Software	Senior Secured Loan	L+5.50%	6/15/2016	(1)	10,000
McKenzie Sports Products LLC PO Box 480 Granite Quarry, NC 28072	Manufacturer of Taxidermy Forms	Senior Secured Loan	L+5.50%	10/29/2016		9,313
PAS Technologies Inc. 1234 Atlantic Street North Kansas City, MO 64116	Aircraft Engine Repair	Senior Secured Loan	L+5.00%	5/15/2016		5,927
Phillips Plastics Corporation Seven Long Lake Drive Phillips, WI 54555	Plastic Injection Molding	Senior Secured Loan	L+5.00%	12/10/2016		7,448
Softlayer Technologies, Inc. . 4849 Alpha Road Dallas, TX 75244	Data Hosting Services	Senior Secured Loan	L+5.50%	11/9/2016		9,975
SP Lab Equipment LLC 955 Mearns Road Warminster, PA 18974	Laboratory Equipment	Senior Secured Loan	L+5.00%	3/1/2016		7,500
Strategic Partners , Inc. 9800 De Soto Avenue Chatsworth, CA 91311	Medical Uniform	Senior Secured Loan	L5.50%	8/23/2016		4,975
Sum Total Systems, Inc. 2850 NW 43rd Street, Suite 200 Gainsville, FL 32606	Talent Management Software	Senior Secured Loan	L+4.75%	12/30/2015		8,888
Surgery Center Holdings, Inc. 5501 W. Gray Street Tampa, FL 33609	Ambulatory Surgical Centers	Senior Secured Loan	L+5.00%	12/31/2017		4,000

Total							$

(1)	Estimated maturity dates shown for unfunded loans.

Set forth below is a brief description of each portfolio company representing greater than 5% of the Initial Portfolio as of                     , 2011.

Apex Companies LLC

Apex is a water resources and environmental services firm dedicated to providing private and public sector clients with full-service solutions for routine and complex projects. Apex’s services consist of water resources, traditional environmental services, remediation and restoration, and industrial hygiene. Apex employs hydro-geologists, environmental technicians, environmental scientists and engineers across offices that span the continental U.S.

Archway Marketing Services, Inc.

Archway is a provider of technology-enabled marketing execution services. These services include order management, demand planning, procurement and production, logistics management, warehousing and fulfillment, and program evaluation. Archway leverages its proprietary technology to increase the efficiency of clients’ marketing supply chains by reducing costs and improving the quality of sales execution.

Aspen Dental Management, Inc.

Aspen is a dental practice management (“DPM”) company that manages over 200 offices in 20 states. Aspen executes a healthcare delivery model focused on providing comprehensive dental services to a highly targeted patient demographic through its affiliated dental groups. As a DPM, Aspen enters into long-term management services agreements with affiliated dental practice professional corporations to provide, on an exclusive basis, business support and administrative services. Aspen has a diverse payor mix consisting mainly of PPOs and self-payors.

Engineered Solutions & Products, LLC

ESP is a manufacturer of specialized pressure regulators, valves and other control equipment for use with liquefied and compressed gases, primarily liquid propane gas (“LPG”), cryogenic liquids, and liquefied natural gas (“LNG”). End-users rely upon the ESP’s equipment to ensure the safe transportation and storage of these gases. LPG applications include storage tanks, storage plants, bulk transport trucks, and bobtail delivery trucks for the residential, petrochemicals/refinery, industrial, transportation and agriculture markets.

Hoffmaster Group, Inc.

Hoffmaster is a niche manufacturer of disposable tableware products. Through its Foodservice and Consumer segments, Hoffmaster offers its clients a broad array of value-added products consisting of decorative and custom printed napkins, placemats, tablecovers, tray covers, guest towels and doilies, as well as cutlery and print ensemble décor and accessory items in many styles.

Intermedia.net, Inc.

Intermedia.net provides hosted email, wireless communications and collaboration applications to small and midsized businesses in the United States. Intermedia.net’s flagship suite of applications is built around hosted Microsoft Exchange, and other primary underlying software. Intermedia also providesproprietary, internally-developed software applications for email security, archiving, active directory integration, and business continuity solutions.

McKenzie Sports Products, Inc.

McKenzie designs, manufactures, and sells taxidermy forms and supplies used to mount trophies harvested by hunters and reproductions used to produce trophies of fish caught by fisherman. McKenzie sells its products through a master catalog direct mail strategy to more than 40,000 taxidermists. McKenzie offers more than 15,000 SKU’s and has developed over time more than 13,000 molds to produce the taxidermy forms.

Phillips Plastics

Phillips is a designer, developer and manufacturer of engineered components and products. Phillips specializes in injection molded plastic, metal and other products and components requiring high design content, tight tolerances and pre- and post-production services. Phillips serves a diverse set of customers across a variety of end markets including medical, consumer, industrial, automotive, and defense.

Softlayer Technologies, Inc.

Softlayer is a global outsourced provider of IT infrastructure services to small and medium sized businesses. Specifically, Softlayer provides on-demand data center and hosting to small and medium size businesses that choose to outsource their IT infrastructure at a third party location. Softlayer utilizes a geographically diverse data center footprint supported by a nationwide network to provide end-products and services, including hardware, software, network management, firewalls and storage products via an online customer portal.

SP Industries

SP Industries manufactures laboratory equipment, production freeze dryers and scientific and precision glassware. SP Industries’ targeted end markets include Life Science, Biotech, Chemical and Pharma research, QC and Biotech/Pharma production freeze drying applications. Products include freeze dryers, homogenizers, environmental chambers, incubators, thermal control equipment, and centrifugal evaporators.

Sum Total Systems, Inc.

Sum Total is a provider of learning, performance, compensation, and talent acquisition software solutions. Sum Total employs various software delivery models ranging from on-premise installation to on-demand Software-as-a-Service deployment. Sum Total generates a significant amount of its revenue under annual and multi-year subscription and maintenance contracts. SumTotal’s customers operate across a variety of end markets including Business & Financial Services, Healthcare & Pharmaceuticals, Technology, and Retail, among others.

MANAGEMENT

Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of Churchill Financial BDC as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Under our charter and bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Kenneth J. Kencel	52	President and Chief Executive Officer, Chairman of the Board of Directors	2011
Paul A. Rubin	48	Director	2011

Independent Directors
Nigel D.T. Andrews	63	Director	2011
William N. Britton	66	Director	2011
H Ronald Weissman	66	Director	2011

The address for each of our directors is c/o Churchill Financial BDC Inc., 400 Park Avenue, Suite 1510, New York, NY 10022.

Executive Officers Who Are Not Directors

Name	Age	Position
Alastair G.C. Merrick	58	Chief Financial Officer, Chief Administrative Officer, Treasurer and Secretary
Kevin C. Dooley	58	General Counsel and Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Kenneth J. Kencel has served as our President and Chief Executive Officer and Chairman of our Board of Directors since 2011. In addition, Mr. Kencel has served as President and Chief Executive Officer of Churchill Financial since its founding in 2006. Mr. Kencel also chairs Churchill Financial’s Operating and Investment

Committees. Previously, Mr. Kencel served as Head of Leveraged Finance for RBC Capital Markets, a division of Royal Bank of Canada, from 2001 to 2004. At RBC Capital Markets, Mr. Kencel was responsible for all leveraged finance activities and for managing RBC Capital Markets’ relationships with private equity investment firms, and also served on the firm’s Mezzanine Investment and Debt Capital Markets Underwriting Committees. Prior joining RBC Capital Markets, Mr. Kencel served as Co-Head of Indosuez Capital, a middle market merchant banking and asset management business. At Indosuez Capital, Mr. Kencel focused on the management of all merchant banking activities, including loan origination and underwriting and coverage of private equity investment firms. During his over 25-year career, Mr. Kencel has had a broad range of experience in middle market leveraged finance, having been a founder of the high yield finance businesses at both Chase Securities Inc. (now JP Morgan) and SBC Warburg Inc. (now UBS). He began his finance career as a member of the mergers and acquisitions departments at both Kidder Peabody & Co. and at Drexel Burnham Lambert Inc. He serves on the Board of Advisors and is an Adjunct Professor at the McDonough School of Business at Georgetown University. Mr. Kencel received his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University School of Law. Mr. Kencel’s depth of experience in corporate finance, capital markets and financial services, as well as his intimate knowledge of Churchill Financial BDC’s business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Paul A. Rubin has served on our Board of Directors since 2011. Mr. Rubin has been with Olympus Partners, a private equity fund that manages over $3.1 billion on behalf of corporate pension plans, public retirement systems, university endowment funds, and the executives of Olympus’ portfolio companies, since 1995 and became a Partner in 1996. Prior to joining Olympus, Mr. Rubin served as a Vice President of Summit Partners from 1990 to 1995 where he was responsible for buyouts and growth company investments. Mr. Rubin received a B.S. from Tufts University and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Rubin’s qualifications to serve on our Board of Directors include his extensive experience in middle-market private equity transactions and expertise in the financial services field.

Independent Directors

Nigel D.T. Andrews has served on our Board of Directors since 2011, and is a member of our Audit Committee and Nominating and Corporate Governance Committee. Mr. Andrews currently serves as a director and as a member of the audit and remuneration committees of Old Mutual plc. (since 2002), a trustee of Victory Funds (since 2002) and as a governor of the London Business School (since 2002) and also manages his own private investments. From 2000 to 2010 Mr. Andrews served on the board of directors of Chemtura Corporation, a NYSE listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the Chairman of the Board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews received an M.B.A. from the London Business School and a B.Sc. from the University of Sheffield. Mr. Andrew’s broad executive experience with the operations and transactions of industrial and financial services businesses provides our Board of Directors with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.

William N. Britton has served on our Board of Directors since 2011, and is a member of our Audit Committee and Nominating and Corporate Governance Committee. Mr. Britton has served as a director of Aceto Corporation, a NASDAQ listed company, since 2006 and currently serves as the Chairman of its Audit and Risk Committee as well as the “audit committee financial expert.” Mr. Britton is the founder and sole owner of TD AIM, LLC through which he is involved in a variety of activities surrounding financial consulting and private equity investing. Mr. Britton is also a Vice Chairman of P&E Capital, Inc., a company involved in real estate and private equity investing. Mr. Britton was a Senior Vice President with JP Morgan Chase where he had over 30 years of commercial lending experience ranging from large syndicated financings with Fortune 500 companies to smaller privately owned businesses. He has significant experience in private equity related transactions, asset based lending arrangements, leasing and many other forms of secured lending. In 1989 Mr. Britton founded the Middle-Market Structured Finance Division of Chemical Bank (a J.P. Morgan Chase predecessor) and until his retirement in 2001 served as its Division Head. In that capacity, Mr. Britton executed the financing of hundreds of middle-market sized private equity transactions. He is a former Vice President-Finance for the Boy Scouts of America (Manhattan Council) and is on the board of the Rutgers Business School. Mr. Britton received a BA in History from Rutgers College and an M.B.A. in Finance from Pace University. Mr. Britton’s finance and business consultation and executive-level management experience, including his experience as a member of a public company’s board of directors, give him the qualifications and skills to serve on our Board of Directors.

H Ronald Weissman has served on our Board of Directors since 2011, and is a member of our Audit Committee and Nominating and Corporate Governance Committee. Mr. Weissman has served as a director of Encore Capital Group, Inc., a NASDAQ listed company, since 2009 and has been the chairman of its audit committee since January 2010. Mr. Weissman has served as Chairman of the Board of Directors of the Federal Home Loan Bank’s Office of Finance since 2009 and as chairman of its Audit Committee since 2009. From 2002 through June 2009, he served as a Senior Partner with Ernst & Young LLP, where he was a member of the Financial Services Office and also served as the leader for the Office of the Chairman Accounts for the Americas International Financial Reporting Standards (IFRS) Network. Prior to joining Ernst & Young LLP in 2002, Mr. Weissman spent 32 years at Arthur Andersen LLP where he served as an Andersen Worldwide SC partner from 1981 to 2002. He holds an MBA from the Columbia Graduate School of Business and a bachelor’s degree from Union College. Mr. Weissman is a Certified Public Accountant and holds a Professional Director Certification from the American College of Corporate Directors, a national public company director education and credentialing organization. Mr. Weissman’s qualifications to serve on our Board of Directors include his deep expertise in the complex accounting principles applicable to financial services companies.

Executive Officers Who Are Not Directors

Alastair G.C. Merrick has served as our Chief Financial Officer, Chief Administrative Officer, Treasurer and Secretary since 2011. In addition, Mr. Merrick has served as Churchill Financial’s Chief Administrative Officer and a member of its Operating Committee since 2006 and as its Chief Financial Officer since 2009. From 2003 to 2004, Mr. Merrick served as Chief Financial Officer of E*TRADE Bank, a savings bank and wholly-owned subsidiary of E*TRADE Financial Corporation. Prior to his tenure at E*TRADE Bank, Mr. Merrick worked from 1986 to 2003 at IBJ Whitehall Financial Group, a New York-based commercial bank that specialized in middle market lending, asset based lending and asset management activities, attaining the positions of Executive Vice President, Chief Financial Officer and Director of Operations. At IBJ Whitehall, he was a member of the Executive Management Committee and was responsible for the tax, treasury, operations, cash management, technology, real estate and controller functions. In addition, Mr. Merrick led the finance department’s involvement in IBJ Whitehall’s mergers, acquisitions, divestitures and structured finance activities. Mr. Merrick previously worked for 12 years at Coopers & Lybrand (now part of Pricewaterhouse Coopers), serving audit functions in the London and New York offices, including five years as an audit manager specializing in financial services companies. Mr. Merrick received his B.A. in Economics from the University of Leeds, United Kingdom, and is a Certified Public Accountant.

Kevin C. Dooley has served as our General Counsel and Chief Compliance Officer since 2011. In addition, Mr. Dooley has served as Churchill Financial’s General Counsel and a member of its Operating Committee since 2007. Prior to joining Churchill Financial, Mr. Dooley was employed by Churchill Capital, a middle market private equity and mezzanine investment firm, first serving for six years as Senior Vice President and Legal Counsel before subsequently serving as General Counsel for five years. Prior to joining Churchill Capital,

Mr. Dooley was a Partner at the law firm of Rider Bennett, which he joined in 1979. Mr. Dooley received his B.A. in English, cum laude, from St. Lawrence University and his J.D., cum laude, from The Syracuse University College of Law.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the Chairman of the board should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders at such times.

Presently, Mr. Kencel serves as the Chairman of our Board of Directors. Mr. Kencel is an “interested person” of Churchill Financial BDC as defined in Section 2(a)(19) of the 1940 Act because he presently serves as our President and Chief Executive Officer, and Mr. Kencel presently serves as a principal of and has a financial interest in our investment adviser. We believe that Mr. Kencel’s history with both our investment adviser and Churchill Financial, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Kencel’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist our Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.

We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

An Audit Committee and a Nominating and Corporate Governance Committee have been established by our Board of Directors. All directors are expected to attend at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board of Directors and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The Audit Committee is currently composed of Messrs. Andrews, Britton and Weissman, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of our company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Weissman serves as Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Weissman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Andrews, Britton and Weissman meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Andrews, Britton and Weissman, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of our company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Andrews serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee thereof, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board of Directors, our company and our stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of our Board of Directors and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that our Board of Directors represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves our needs and the interests of our shareholders.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Compensation of Directors

[TO BE PROVIDED BY AMENDMENT]

Compensation of Executive Officers

None of our officers receives direct compensation from Churchill Financial BDC. However, Mr. Kencel, through his financial interest in Churchill Financial BDC Management, will be entitled to a portion of any investment advisory fees paid by our company to Churchill Financial BDC Management under our Investment Advisory Agreement. Mr. Merrick, our Chief Financial Officer, Chief Administrative Officer, Treasurer and Secretary, and Mr. Dooley, our General Counsel and Chief Compliance Officer, will be retained by Churchill Financial BDC Administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to our company under our Administration Agreement. To the extent that Churchill Financial BDC Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to Churchill Financial BDC Administrator.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Churchill Financial BDC shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Churchill Financial BDC Management, a Delaware limited liability company, and our Investment Committee, which is comprised of Messrs. Kencel, Kurteson, Schwimmer and Cox. For more information regarding the business experience of Mr. Kencel, see “Management — Biographical Information — Interested Directors.” Our Investment Committee must approve each new investment that we make. The biographical information for Messrs. Kurteson, Schwimmer and Cox is set forth below. Messrs. Kencel, Kurteson, Schwimmer and Cox are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Mr. Kencel, through his financial interests in Churchill Financial BDC Management, will be entitled to a portion of any investment advisory fees paid by us to Churchill Financial BDC Management.

Portfolio Managers

Our investment adviser is led by Kenneth J. Kencel, our President and Chief Executive Officer, and the other members of our Investment Committee, Messrs. Kurteson, Schwimmer and Cox. Our Investment Committee is assisted by the sixteen additional experienced investment professionals that, together with Messrs. Kencel, Kurteson, Schwimmer and Cox, comprise Churchill Financial’s investment team We consider Messrs. Kencel, Kurteson, Schwimmer and Cox, who are the members of our Investment Committee, to be our portfolio managers. Information regarding our portfolio managers is as follows:

Name	Age	Position at Churchill Financial
Kenneth J. Kencel	52	President and Chief Executive Officer
George F. Kurteson	61	Senior Managing Director and Head of Middle Market Finance
Durant D. Schwimmer	54	Senior Managing Director and Head of Capital Markets
Christopher B. Cox	47	Managing Director and Chief Risk Officer

George F. Kurteson is a Senior Managing Director and Head of Middle Market Finance for Churchill Financial, which he joined in 2006. Mr. Kurteson heads all origination and underwriting activities, including management of the firm’s relationships with private equity sponsors, for Churchill Financial. Mr. Kurteson also serves on Churchill Financial’s Operating and Investment Committees. Prior to joining Churchill Financial, Mr. Kurteson was a Senior Managing Director, head of the New York office, and member of the leadership team of GE/Antares (a division of GE Capital), a leading middle market lender. Mr. Kurteson joined GE in 2001, when GE acquired Heller Financial. Previously, from 1994 to 2001, Mr. Kurteson was a Senior Vice President at Heller Financial, where he was a team leader in their New York office. Mr. Kurteson has had an over 30-year career in middle market leveraged lending, which also included senior-level positions at Fleet Bank and Maryland National Bank. Mr. Kurteson received his B.S. in Business and Economics, with honors, and M.B.A. from Lehigh University.

Durant D. Schwimmer is a Senior Managing Director and Head of Capital Markets at Churchill Financial, which he joined in 2006. Mr. Schwimmer is responsible for all loan capital markets activities at Churchill Financial and manages the firm’s relationships with other middle market lenders, mezzanine funds and advisory firms. Mr. Schwimmer serves on Churchill Financial’s Operating and Investment Committees. Mr. Schwimmer joined Churchill Financial from BNP Paribas Securities where he was a Managing Director and Head of Leveraged Finance Syndication. Prior to joining BNP Paribas, Mr. Schwimmer spent 15 years at JP Morgan Chase in Corporate Banking and Loan Syndications in various capacities. While at BNP Paribas, Mr. Schwimmer was responsible for organizing, structuring and syndicating leveraged loans, including cash flow and asset based loans along with junior debt such as mezzanine and high yield securities. Mr. Schwimmer received his B.A., with honors, from Trinity College and his M.A. from the University of Chicago.

Christopher B. Cox is Managing Director and Chief Risk Officer for Churchill Financial, which he joined in 2006. In this role, he is responsible for overseeing the company’s risk management infrastructure, including all risk management processes and policies, reporting directly to the CEO and Board of Directors. He also serves as a member of Churchill Financial’s Operating and Investment Committees. Previously, Mr. Cox was a Senior Vice President at GE Commercial Finance (a division of GE Capital) from 1997 to 2006, where he held various risk management roles within the corporate lending group, focusing on middle market transactions. Prior to that, Mr. Cox worked at Gibbs & Cox, Inc. in New York, NY. Mr. Cox received his B.S. in Civil Engineering from Tufts University and his MBA from Fordham University.

For more information regarding the business experience of Mr. Kencel, see “Management — Biographical Information — Interested Directors.”

In addition to managing our investments, as of April 30, 2011, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
Churchill Financial Cayman LTD.	Structured CLO vehicle	Senior loans	$1,100
Churchill Financial Holdings LLC	Private fund	Senior loans	$100
Churchill Financial Revolving Facility LLC	Private fund	Senior revolving loans	$27

(1)	Gross assets are calculated as of April 30, 2011, and are rounded to the nearest million.

The table below shows the dollar range of shares of our common stock to be beneficially owned by each of our portfolio managers subsequent to completion of this offering.

Name of Portfolio Manager	Dollar Range of Equity Securities in Churchill Financial BDC(1)
Kenneth J. Kencel	$
George F. Kurteson	$
Durant D. Schwimmer	$
Christopher B. Cox	$

(1)

The dollar range of equity securities beneficially owned in us is based on the assumed initial offering price per share of our common stock of $             (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus).

Additional Corporate and Investment Professionals

The following information pertains to the additional senior members of Churchill Financial’s corporate investment team to which our investment adviser will have access:

Name	Age	Position at Churchill Financial
David A. Heilbrunn	46	Senior Managing Director and Head of Corporate Strategy and Development
Hugh E. Wilder	53	Managing Director and Head of Workout and Restructuring
Thomas M. Hennigan	34	Senior Vice President and Head of Underwriting and Portfolio Management

David A. Heilbrunn is a Senior Managing Director and Head of Corporate Strategy & Development for Churchill Financial, which he joined in 2008. In this capacity, Mr. Heilbrunn is responsible for all strategic initiatives involving potential firm-wide or segment-specific business combinations, joint venture and/or strategic alliances, launching new product offerings, managing all external banking and investor relationships and coordinating future capital raising activities. Mr. Heilbrunn also serves on Churchill Financial’s Operating Committee. Prior to joining Churchill Financial, Mr. Heilbrunn was a Senior Managing Director and the CDO Group Head for Bear Stearns & Co., where he managed a multitude of issuer and investor relationships and executed large-scale financing transactions. Prior to joining Bear Stearns in 2005, Mr. Heilbrunn spent twelve years with JPMorgan and its predecessor entities, leading various business units, most recently serving as Managing Director, Structured Credit Products, responsible for the bank’s North American CDO origination, structuring and execution activities. Mr. Heilbrunn received his a B.S. in Accounting, magna cum laude, from The State University of New York at Albany and his M.B.A., with distinction, from the University of Michigan Business School. Mr. Heilbrunn is also a Certified Public Accountant.

Hugh E. Wilder is a Managing Director and Head of Workout and Restructuring for Churchill Financial, which he joined in 2007. In this role, Mr. Wilder is responsible for managing all of the firm’s workout and watchlist borrower relationships with the goal of maximizing Churchill Financial’s recovery and minimizing losses. Mr. Wilder is also Head of Churchill Financial’s Chicago office and responsible for Churchill Financial’s coverage of all private equity investment firms based in the Midwest and Western United States. Mr. Wilder is also a member of Churchill Financial’s Operating Committee. Prior to joining Churchill Financial, Mr. Wilder was a Senior Managing Director and head of the San Francisco office for GE/Antares (a division of GE Capital), a leading middle market lender, which he joined in 2001. He was responsible for managing GE/Antares’ relationships with private equity firms based on the West Coast and was a member of the GE/Antares leadership team. Previously, Mr. Wilder spent 16 years at Heller Financial, where he held several management positions, including Head of Asset Recovery. Mr. Wilder received his B.S. from the University of Missouri – St. Louis and his M.B.A. from the Lake Forest Graduate School of Management.

Thomas M. Hennigan is Senior Vice President and Head of Underwriting and Portfolio Management for Churchill Financial, which he joined in 2006. In this role, Mr. Hennigan is responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process and overseeing the firm’s regular portfolio review meetings. Mr. Hennigan joined Churchill Financial from GE Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and the Global Media and Communications Group. Mr. Hennigan began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications. Mr. Hennigan received his B.S. in Business Administration from the University of North Carolina at Chapel Hill.

Personnel Agreement

Churchill Financial BDC Management has entered into a Personnel Agreement with Churchill Financial Holdings LLC, an affiliate of Churchill Financial, pursuant to which Churchill Financial Holdings LLC has agreed to provide Churchill Financial BDC Management with access to the investment professionals that comprise Churchill Financial’s existing investment team. Any services that such investment professionals provide with respect to our investing activities pursuant to the Personnel Agreement will be under the direct supervision of our portfolio managers, Messrs. Kencel, Kurteson, Schwimmer and Cox, who also comprise Churchill Financial’s Investment Committee. Pursuant to the Personnel Agreement, Churchill Financial BDC Management has agreed to reimburse Churchill Financial Holdings LLC for its allocable portion of the compensation of any investment professionals that Churchill Financial Holdings LLC provides for its use.

Compensation

None of the investment professionals who perform services on behalf of Churchill Financial BDC Management will receive any direct compensation from us in connection with the management of our portfolio. Mr. Kencel, through his financial interests in Churchill Financial BDC Management, will be entitled to a portion of any profits earned by Churchill Financial BDC Management, which includes any fees payable to Churchill Financial BDC Management under the terms of our Investment Advisory Agreement, less expenses incurred by Churchill Financial BDC Management in performing its services under our Investment Advisory Agreement. The compensation reimbursed by Churchill Financial BDC Management under its Personnel Agreement with Churchill Financial Holdings LLC for the other investment personnel it utilizes may include: (i) annual base salary, (ii) annual cash bonus, (iii) portfolio-based performance award and (iv) individual performance award and/or individual performance bonus.

INVESTMENT ADVISORY AGREEMENT

Management Services

Churchill Financial BDC Management will serve as our investment adviser subsequent to completion of this offering. Churchill Financial BDC Management intends to register as an investment adviser under the Advisers Act prior to the pricing of this offering. Subject to the overall supervision of our Board of Directors, our investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, Churchill Financial BDC. Under the terms of our Investment Advisory Agreement, Churchill Financial BDC Management will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	close and monitor the investments we make; and

•	provide us with other investment advisory, research and related services as we may from time to time require.

Churchill Financial BDC Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In particular, our investment adviser’s principals, who comprise our Investment Committee, as well as the other members of Churchill Financial’s investment team to which our investment adviser has access, currently manage the Existing Churchill Vehicles.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Churchill Financial BDC Management a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.00% of our gross assets, which includes assets acquired through the incurrence of debt. Churchill Financial BDC Management, however, has agreed to waive the portion of the base management fee payable on any net proceeds of this offering and the Concurrent Private Placement that have not yet been invested in portfolio investments or otherwise used for the payment of outstanding borrowings under the Bridge Facility that were incurred in connection with our acquisition of the Initial Portfolio. For this purpose, portfolio investments do not include any temporary investments in cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment.

For services rendered under the Investment Advisory Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee has two parts, as follows: one is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Churchill Financial BDC Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.00% base management fee. We will pay Churchill Financial BDC Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•

50% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.9167% in any calendar quarter (11.67% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.9167%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with approximately 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.9167% in any calendar quarter; and

•

20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.9167% in any calendar quarter (11.67% annualized) will be payable to Churchill Financial BDC Management (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Churchill Financial BDC Management).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to Churchill Financial BDC Management

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2011 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Churchill Financial BDC.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.80%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.25%

Incentive fee = 50% × pre-incentive fee net investment income, subject to the “catch-up”(4)

= 50% × (2.25% – 1.75%)

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 3.55%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)

Incentive fee = 50% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.9167%))

Catch-up = 2.9167% – 1.75%

= 1.1667%

Incentive fee = (50% × 1.1667%) + (20% × (3.55% – 2.9167%))

= 0.58334% + (20% × 0.6333%)

= 0.58334% + 0.12667%

= 0.71001%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 1.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)

The “catch-up” provision is intended to provide our investment adviser with an incentive fee of approximately 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.9167% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $6 million capital gains incentive fee

$30 million realized capital gains on sale of Investment A multiplied by 20%

•	Year 3: None

$5 million cumulative fee (20% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: $200,000 capital gains incentive fee

$6.2 million cumulative fee ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (previous capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million cumulative fee (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (previous capital gains fee paid in Year 2)

(1)	As illustrated in Year 3 of Alternative 1 above, if Churchill Financial BDC were to be wound up on a date other than December 31 of any year, Churchill Financial BDC may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Churchill Financial BDC had been wound up on December 31 of such year.

•	Year 4: None

•	Year 5: None

$5 million cumulative fee (20% multiplied by $25 million ($35 million cumulative realized capital gains less $10 million realized capital losses)) less $6.4 million (previous cumulative capital gains fee paid in Year 2 and Year 3)

Payment of Our Expenses

All investment professionals of the investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Churchill Financial BDC Management. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either Churchill Financial BDC Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Churchill Financial BDC Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer, Chief Compliance Officer, Chief Administrative Officer, General Counsel and any administrative support staff.

Duration and Termination

The Investment Advisory Agreement was initially approved by our Board of Directors on                     , 2011. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of Churchill Financial BDC, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign upon not more than 60 days’ notice.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Churchill Financial BDC Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Churchill Financial BDC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Churchill Financial BDC Management’s services under the Investment Advisory Agreement or otherwise as an investment adviser of Churchill Financial BDC.

Organization of the Investment Adviser

Churchill Financial BDC Management is a Delaware limited liability company. The principal executive offices of Churchill Financial BDC Management are located at 400 Park Avenue, Suite 1510, New York, New York 10022.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Directors’ approval of our Investment Advisory Agreement will be included in our first annual report on Form 10-K filed subsequent to any such Board approval, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

Churchill Financial BDC Administrator, a Delaware limited liability company, will serve as our administrator. The principal executive offices of Churchill Financial BDC Administrator are located at 400 Park Avenue, Suite 1510, New York, New York 10022. Pursuant to our Administration Agreement, Churchill Financial BDC Administrator will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, Churchill Financial BDC Administrator will also perform, or oversee the performance of, our required administrative services, which will include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Churchill Financial BDC Administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Payments under the Administration Agreement will be equal to an amount based upon our allocable portion of Churchill Financial BDC Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer, Chief Administrative Officer, General Counsel and any administrative support staff. Under the Administration Agreement, Churchill Financial BDC Administrator will on our behalf also provide, or arrange for the provision of, managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Churchill Financial BDC Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from Churchill Financial BDC Administrator for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Churchill Financial BDC Administrator’s services under the Administration Agreement or otherwise as administrator for Churchill Financial BDC.

Churchill Financial BDC Administrator has entered into a Sub-Administration Agreement with Churchill Financial Holdings LLC, an affiliate of Churchill Financial, pursuant to which Churchill Financial Holdings LLC has agreed to provide Churchill Financial BDC Administrator with access to certain legal, financial, compliance and administrative personnel that presently support Churchill Financial’s existing investment team. Pursuant to the Sub-Administration Agreement, Churchill Financial BDC Administrator has agreed to reimburse Churchill Financial Holdings LLC for its allocable portion of the compensation of any personnel that Churchill Financial Holdings LLC provides for its use.

LICENSE AGREEMENT

We have entered into a license agreement with Churchill Brand Holdings LLC, an affiliate of our investment adviser, pursuant to which Churchill Brand Holdings LLC has agreed to grant us a non-exclusive license to use the name and mark “Churchill Financial.” Under this agreement, we have the right to use the “Churchill Financial” name for so long as Churchill Financial BDC Management or one of its affiliates continues to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Churchill Financial” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into an Investment Advisory Agreement with Churchill Financial BDC Management. Mr. Kencel, our President and Chief Executive Officer, has certain financial interests in and also serves as a principal of Churchill Financial BDC Management.

Churchill Financial BDC Administrator, an affiliate of Churchill Financial BDC Management, will provide us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We will reimburse Churchill Financial BDC Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our Chief Financial Officer, Chief Compliance Officer, Chief Administrative Officer, General Counsel and any administrative support staff.

We have entered into a license agreement with Churchill Brand Holdings LLC, an affiliate of Churchill Financial BDC Management, pursuant to which Churchill Brand Holdings LLC has granted us a nonexclusive, royalty-free license to use the name and mark “Churchill Financial.”

In addition, our executive officers and directors, as well as the other current and future principals of our investment adviser, Churchill Financial BDC Management, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, our executive officers, as well as the other principals of our investment adviser, Churchill Financial BDC Management, manage the Existing Churchill Vehicles. Accordingly, they may have obligations to investors in those entities, including to investors of Churchill Cayman, the fulfillment of which obligations might not be in the best interests of us or our stockholders.

In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by our investment adviser or its affiliates, including Churchill Financial, may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Churchill Financial BDC Management may face conflicts in allocating investment opportunities between us and such other entities. Although Churchill Financial BDC Management will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser, including Churchill Financial. In any such case, when Churchill Financial BDC Management identifies an investment, it will be forced to choose which investment fund should make the investment.

We may co-invest on a concurrent basis with Churchill Financial, the Existing Churchill Vehicles, and any other affiliates that our investment adviser or Churchill Financial forms in the future, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained or that if obtained, such co-investment will occur.

In addition, immediately prior to the pricing of this offering, we will acquire the Initial Portfolio from the Existing Churchill Vehicles pursuant to Asset Purchase Agreements to be entered into by and between Churchill Funding and each of the Existing Churchill Vehicles. Churchill Financial Holdings owns all of the preference shares, which represent all of the economic interest but none of the voting interest, of Churchill Cayman. Each of the Existing Churchill Vehicles will likewise commit to repurchase from us that portion of the Initial Portfolio that we acquired from it in connection with the Churchill Portfolio Acquisition in the event that we are unable to consummate this offering, for whatever reason, pursuant to Asset Repurchase Agreements to be entered into by and between each of the Existing Churchill Vehicles and Churchill Financial BDC.

We have also committed to file a registration statement within 60 days after this offering to register the resale of the shares of common stock to be issued in the Concurrent Private Placement. We have committed to use our commercially reasonable efforts to obtain effectiveness of such registration statement as soon as reasonably practicable after the filing of such registration statement.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, Churchill Financial BDC will have 100 shares of common stock outstanding and one stockholder of record, Churchill Financial Holdings. At that time, Churchill Financial BDC will not have any other shares of common stock outstanding. The following table sets forth certain ownership information with respect to Churchill Financial BDC common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5% or more of Churchill Financial BDC’s common stock, and all officers and directors as a group.

Churchill Financial BDC Inc.
		Immediate Prior to This Offering(1)			Immediately After This Offering(2)
Name	Type of Ownership	Shares Owned	Percentage		Shares Owned	Percentage
Churchill Financial Holdings LLC(3)	Direct	100	100%				%
All officers and directors as a group (7 persons)(4)	Direct			%			%

(1)	Reflects shares outstanding prior to completion of this offering.
(2)

Assumes the issuance of              shares of common stock offered hereby (not including any shares that may be issued pursuant to the underwriters’ option to purchase up to additional shares to cover over-allotment options).

(3)	The address for Churchill Financial Holdings LLC is 400 Park Avenue, Suite 1510, New York, NY 10022.
(4)	The address for each of the officers and directors is c/o Churchill Financial BDC Inc., 400 Park Avenue, Suite 1510, New York, NY 10022.

The following table sets forth the dollar range of our equity securities expected to be beneficially owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in Churchill Financial BDC (1)(2)
Interested Directors
Kenneth J. Kencel
Paul A. Rubin

Independent Directors
Nigel D.T. Andrews
William N. Britton
H Ronald Weissman

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)

The dollar range of equity securities beneficially owned in us is based on the assumed initial public offering price per share of our common stock of $             (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus).

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated under the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we will, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will generally be limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s gross assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less then $250 million;

iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and Churchill Financial BDC Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Kevin C. Dooley currently serves as our Chief Compliance Officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser, Churchill Financial BDC Management. The Proxy Voting Policies and Procedures of Churchill Financial BDC Management are set forth below. The guidelines will be reviewed periodically by Churchill Financial BDC Management and our non-interested directors, and, accordingly, are subject to change. For purposes of the Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Churchill Financial BDC Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Churchill Financial BDC Management LLC, 400 Park Avenue, Suite 1510, New York, NY 10022.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, our Board of Directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets and (iv) our Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with any future offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying                     , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $             plus a per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash dividends will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will generally be equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above net asset value, in which case, the stockholder’s basis in the new shares will generally be equal to their fair market value. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at                                          or by phone at                                         .

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, U.S. expatriates, U.S. persons with a functional currency other than the U.S. dollar, “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid U.S. federal income tax. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;

•

A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•

A trust if a court within the United States can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions (or a trust that has made a valid election to be treated as a U.S. person); or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisers with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of its particular situation. We encourage investors to consult their tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our net taxable income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax if we fail to distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities or foreign currencies (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Pursuant to Revenue Procedure 2010-12, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including business development companies) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for income tax purposes. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each shareholder have a right to elect to receive its entire distribution in cash. If the number of shareholders electing to receive cash would cause cash distributions in excess of 10%, then each shareholder electing to receive cash would receive a proportionate share of the cash to be distributed (although no shareholder electing to receive cash may receive less than 10% of such shareholder’s distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2012. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution (including the portion payable in stock) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. In situations where this Revenue Procedure is not applicable, the IRS has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of the Revenue Procedure) if certain requirements are satisfied. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution.

We may be required to recognize taxable income in circumstances in which we do not currently receive cash in respect of such income. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash in respect of such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain derived by us from the disposition of any loans with market discount (i.e., an amount generally equal to the excess of the stated redemption price or, in the case of a loan issued with original issue discount, the revised issue price of the loan over the basis of such loan immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless we makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a loan acquired with market discount may be deferred until such loan is sold or otherwise disposed of.

We intend to invest primarily in below investment grade loans, which are often referred to as “high-yield” securities. Investments in these types of securities may present special tax issues. Federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us in order to seek to ensure that we satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act (and possibly certain debt covenants), we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to raise additional debt or equity capital or sell assets, we may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain our qualification as a RIC.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for U.S. federal income tax purposes have aggregate taxable income for several years that we distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and we may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Failure to Qualify as a RIC

If we are not able to satisfy the 90% Income Text or the Diversification Tests, we may still qualify as a RIC if certain cure provisions are applicable. Such cure provisions may require us to dispose of certain assets or to pay a tax on certain nonqualifying income. If we were unable to qualify for treatment as a RIC, and if the cure provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and for tax years beginning before 2013, non-corporate stockholders would be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax, provided that certain holding period requirements are satisfied. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2013 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends or the dividends received deduction available to corporations under the Code. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a reduced rate in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above net asset value, in which case, the stockholder’s basis in the new shares will generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for its shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your tax advisor to determine how an investment in our stock could affect your AMT liability.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual and other non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum rate on long-term capital gains for non-corporate taxpayers is scheduled to return to 20% for tax years beginning after December 31, 2012. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) from all taxable distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

3.8% Medicare Tax on Investment Income

For taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

For taxable years beginning prior to January 1, 2012, except as provided below, we generally are not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly reported such distributions to our stockholders. In respect of distributions described in clause (i) above, we are required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

•	that had not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer; or

•	that is within certain foreign countries that have inadequate information exchange with the United States.

This special exemption from withholding tax on certain distributions is scheduled to expire on January 1, 2012. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2012, or whether any of our distributions will be reported as eligible for this special exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States,) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (as discussed above), and it is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above net asset value, in which case, the stockholder’s basis in the new shares will generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or an acceptable substitute form.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

RIC Modernization Act

Recently, Congress enacted the Regulated Investment Company Modernization Act of 2010 (the “Act”), which applies to taxable years of a RIC beginning after December 22, 2010. In general, and among other things, the Act (i) eliminates the “preferential dividend” rule for publicly offered RICs, which under current law may disallow certain RIC distributions for purposes of the Annual Distribution Requirement, (ii) allows a RIC to carry forward capital losses indefinitely, and (iii) provides certain mitigation exceptions for certain failures to satisfy the 90% Income Test and the Diversification Tests.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

The authorized stock of Churchill Financial BDC consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. We have applied to have our common stock listed on the NASDAQ Global Select Market under the ticker symbol “CFBD.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of May 20, 2011:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common stock	200,000,000	—	100

Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of the corporation or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2012, 2013 and 2014, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Beginning in 2012, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

As permitted by our charter, our bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter and bylaws our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve unless our bylaws are amended in which case we may have more than twelve directors but never less than one. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast: (i) certain charter amendments; (ii) any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company; (iii) any proposal for our liquidation or dissolution; (iv) any proposal regarding a merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires to be approved by our stockholders; or (v) any transaction between us and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Exchange Act), and any person controlling, controlled by or under common control with any such person or member of such group, that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter, provided that with respect to any transaction referred to in (v) above, if such transaction is approved by the continuing directors, by a vote of at least two-thirds of such continuing directors, no stockholder approval of such transaction is required unless the Maryland General Corporation Law or another provision of our charter or bylaws otherwise requires such approval. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law, pursuant to the Control Shares Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act). This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

The              shares issued in the Concurrent Private Placement will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. In addition, we, our officers and directors, Churchill Financial Holdings LLC, and each member of Churchill Financial’s senior management team who will acquire shares in the Concurrent Private Placement has agreed that for a period of 180 days from the date of this offering, we and they will not, without the prior written consent of                      dispose of or hedge any shares of our common stock or securities convertible into or exchangeable for shares of our common stock; provided that, the filing of a registration statement to register the resale of the shares of common stock issued in the Concurrent Private Placement, including any required amendments or supplements thereto, will not be prohibited by the foregoing. See “Underwriting.”

We have also committed to file a registration statement to register the resale of the shares of common stock to be issued in the Concurrent Private Placement. We have committed to use our commercially reasonable efforts to obtain effectiveness of such registration statement as soon as reasonably practicable after the filing of such registration statement. Assuming effectiveness of such registration statement, the purchasers in the Concurrent Private Placement will generally be able to resell their shares of common stock without restriction upon expiration of the 180 day lock-up period.

In general, under Rule 144, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities. However, in the case of a holder that has been our affiliate at any time during the three months preceding the proposed sale, the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.

No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may adversely affect prevailing market prices for our shares.

UNDERWRITING

Citigroup Global Markets Inc., UBS Securities LLC, Barclays Capital Inc. and SunTrust Robinson Humphrey, Inc. are acting as joint bookrunning managers of the offering and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Citigroup Global Markets Inc.
UBS Securities LLC
Barclays Capital Inc.
SunTrust Robinson Humphrey, Inc.
RBC Capital Markets, LLC
Stifel, Nicolaus & Company, Incorporated
Houlihan Lokey Capital, Inc.
Janney Montgomery Scott LLC
Lazard Capital Markets LLC

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

Shares sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount from the initial public offering price not to exceed $             per share. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms. The representatives have advised us that the underwriters do not intend to confirm sales to discretionary accounts.

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to              additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment. Any shares issued or sold under the option will be issued and sold on the same terms and conditions as the other shares that are the subject of this offering.

We, our officers and directors and certain other parties related to Churchill Financial BDC have agreed that they will not, without the prior written consent of             , dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock for a period of 180 days from the date of this prospectus.              in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (ii) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representatives. Among the factors considered in determining the initial public offering price were our future prospects, our markets, the economic conditions in and future prospects for the industry in which we compete, our management, and currently prevailing general conditions in the equity securities markets, including current market valuations of publicly traded companies comparable to our company. We cannot assure you, however, that the prices at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our common stock will develop and continue after this offering.

We have applied to have our common stock listed on the NASDAQ Global Select Market under the symbol “CFBD.”

This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. In compliance with such requirements, the underwriting discounts and commissions in connection with the sale of securities will not exceed 10% of gross proceeds of this offering.

The following table shows the underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

Paid by Churchill Financial BDC
	No Exercise	Full Exercise
Per share	$	$
Total	$	$

In connection with the offering, the underwriters may purchase and sell shares in the open market. Purchases and sales in the open market may include short sales, purchases to cover short positions, which may include purchases pursuant to the over-allotment option, and stabilizing purchases.

•	Short sales involve secondary market sales by the underwriters of a greater number of shares than they are required to purchase in the offering.

•	“Covered” short sales are sales of shares in an amount up to the number of shares represented by the underwriters’ over-allotment option.

•	“Naked” short sales are sales of shares in an amount in excess of the number of shares represented by the underwriters’ over-allotment option.

•	Covering transactions involve purchases of shares either pursuant to the over-allotment option or in the open market after the distribution has been completed in order to cover short positions.

•

To close a naked short position, the underwriters must purchase shares in the open market after the distribution has been completed. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•

To close a covered short position, the underwriters must purchase shares in the open market after the distribution has been completed or must exercise the over-allotment option. In determining the source of shares to close the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

•	Stabilizing transactions involve bids to purchase shares so long as the stabilizing bids do not exceed a specified maximum.

The underwriters may also impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters, in covering short positions or making stabilizing purchases, repurchases shares originally sold by that syndicate member.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Global Select Market or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering will be approximately $            .

The underwriters have performed commercial banking, investment banking and advisory services for us and our affiliates from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for us and our affiliates in the ordinary course of their business, for which they may receive customary fees and expenses. In addition, certain affiliates of the underwriters are expected to be lenders, and in some cases agents or managers for the lenders, under our Bridge Facility and will receive a portion of the proceeds from this offering. In addition, certain of the underwriters or their affiliates are expected to be lenders, and in some cases agents or manager for the lenders, under the Senior Credit Facility. The underwriters are not participating in the Concurrent Private Placement and will not receive any fees, discounts, or commissions with respect to shares sold pursuant thereto.

Lazard Freres & Co. LLC referred this transaction to Lazard Capital Markets LLC and will receive a referral fee from Lazard Capital Markets LLC in connection therewith.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171. The principal business address of Barclays Capital Inc. is 745 Seventh Avenue, New York, NY 10019. The principal business address of SunTrust Robinson Humphrey, Inc. is 303 Peachtree Road, NE, Atlanta, GA 30326.

Notice to Prospective Investors in the European Economic Area

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of shares described in this prospectus may not be made to the public in that relevant member state prior to the publication of a prospectus in relation to the shares that has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the Prospectus Directive, except that, with effect from and including the relevant implementation date, an offer of securities may be offered to the public in that relevant member state at any time:

•	to any legal entity that is authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•

to any legal entity that has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

•	to fewer than 100 natural or legal persons (other than qualified investors as defined below) subject to obtaining the prior consent of the representatives for any such offer; or

•	in any other circumstances that do not require the publication of a prospectus pursuant to Article 3 of the Prospectus Directive.

Each purchaser of shares described in this prospectus located within a relevant member state will be deemed to have represented, acknowledged and agreed that it is a “qualified investor” within the meaning of Article 2(1)(e) of the Prospectus Directive.

For purposes of this provision, the expression an “offer to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe the securities, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each relevant member state.

The sellers of the shares have not authorized and do not authorize the making of any offer of shares through any financial intermediary on their behalf, other than offers made by the underwriters with a view to the final placement of the shares as contemplated in this prospectus. Accordingly, no purchaser of the shares, other than the underwriters, is authorized to make any further offer of the shares on behalf of the sellers or the underwriters.

Notice to Prospective Investors in the United Kingdom

This prospectus is only being distributed to, and is only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospectus Directive that are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (each such person being referred to as a “relevant person”). This prospectus and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by             . The address of the custodian is                 .              will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is             .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, our independent registered public accounting firm located at New York, New York, has audited the balance sheet of Churchill Financial BDC as of April 30, 2011 and the related statement of operations and changes in stockholders’ equity for the period from April 4, 2011 (date of inception) through April 30, 2011, as set forth in their report. We have included Churchill Financial BDC’s balance sheet, related statement of operations and share in stockholders’ equity in this prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing.

             has also audited the special purpose schedule of investments to be acquired by Churchill Financial BDC as of                     , 2011, as set forth in their report. We have included the special purpose schedule of investments to be acquired by Churchill Financial BDC in this prospectus and elsewhere in the registration statement in reliance on such reports, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange

Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at Churchill Financial BDC Inc., 400 Park Avenue, Suite 1510, New York, NY 10022, by telephone at (212) 763-4600, or on our website at http://www.churchillbdc.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Page
Report of Independent Registered Public Accounting Firm
Special Purpose Schedule of Investments to Be Acquired by Churchill Financial BDC Inc. as of , 2011
Notes to Financial Statement

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder of

Churchill Financial BDC Inc.

We have audited the accompanying balance sheet of Churchill Financial BDC Inc. (a development stage company) (the “Company”) as of April 30, 2011, and the related statements of operations and changes in stockholder’s equity in the period from April 4, 2011 (date of inception) to April 30, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Churchill Financial BDC Inc. as of April 30, 2011, and the results of its operations for the period from April 4, 2011 (date of inception) to April 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

May 20, 2011

CHURCHILL FINANCIAL BDC INC.

Balance Sheet

April 30, 2011
ASSETS
Capital contribution due from Churchill Holdings	$2,000
Deferred offering expenses	122,104

Total assets	124,104

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Payable to Churchill Holdings	33,915
Accrued organizational expenses	4,000
Accrued offering expenses	122,104

Total liabilities	160,019

SHAREHOLDER’S EQUITY
Ordinary shares	1
Additional paid-in capital	1,999
Deficit accumulated during development stage	(37,915)

Total liabilities and shareholder’s equity	35,915

Total liabilities and shareholder’s equity	$124,104

See accompanying notes to the financial statements.

CHURCHILL FINANCIAL BDC INC.

Statement of Operations

April 4, 2011 (date of inception) to April 30, 2011
OPERATING EXPENSES
Organizational expenses	$(37,915)

Total expenses	(37,915)

NET LOSS	$(37,915)

See accompanying notes to the financial statements.

CHURCHILL FINANCIAL BDC INC.

Statement of Changes in Shareholder’s Equity for

period from April 4, 2011 (date of inception) to April 30, 2011

	Ordinary shares	Additional paid-in capital	Deficit accumulated during development stage	Total shareholder’s equity
April 4, 2011	$—	$—	$—	$—
Contribution from Churchill Holdings	1	1,999	—	2,000
Net loss	—	—	(37,915)	(37,915)

April 30, 2011	$1	$1,999	$(37,915)	$(35,915)

See accompanying notes to the financial statements.

CHURCHILL FINANCIAL BDC INC.

Notes to Financial Statements

1.	ORGANIZATION

Churchill Financial BDC Inc. (the “Company”) is a Maryland corporation formed on April 4, 2011, as a wholly owned subsidiary of Churchill Financial Holdings LLC (“Churchill Holdings”), to act as an externally managed non-diversified, closed-end management investment company. The Company intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended.

The Company’s investment strategy is to generate current income and capital appreciation though investing primarily in senior secured loans issued by private equity backed, middle market companies that operate in a diverse range of industries.

The Company intends to enter into an investment advisory management agreement with Churchill Financial BDC Management LLC, an affiliate and a wholly owned subsidiary of Churchill Holdings. The Company also intends to enter into an administration agreement with Churchill Financial BDC Administrator LLC, an affiliate and a wholly owned subsidiary of Churchill Holdings.

The Company intends to raise equity primarily through an initial public offering. In addition, Churchill Holdings and certain members of senior management will commit to purchase stock at the same offering price paid by investors in the initial public offering. Immediately prior to the pricing of its initial public offering, Churchill Financial BDC Funding LLC (the “Company Subsidiary”), a wholly owned subsidiary of the Company intends to acquire certain loans from Churchill Holdings and its wholly owned subsidiary, Churchill Financial Cayman Ltd. There can be no assurance that the initial public offering will be consummated.

Subject to the 200% asset coverage requirement described by the Investment Company Act of 1940, the Company Subsidiary intends to establish a revolving line of credit. The line of credit will require the Company Subsidiary to satisfy several covenant requirements.

The Company is a new enterprise in the development stage and presents its financial statements in accordance with Accounting Standards Codification Topic (“ASC”) 915 — Development Stage Entities, and has not engaged in any business other than those related to its offering and organizational efforts.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation — The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying footnotes. Actual results could differ from those estimates.

Deferred Offering Expenses — The Company defers the incremental costs directly attributable to its initial public offering. At the time of completion of the offering, the costs are charged against the gross proceeds from the offering. Should the offering be terminated, deferred offering costs are charged to the operations during the period in which the offering is terminated.

Income Taxes — The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes. ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. There were no material uncertain tax positions at April 30, 2011.

CHURCHILL FINANCIAL BDC INC.

Notes to Financial Statements (continued)

The Company intends to elect to be treated as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended. This election requires that the Company meet certain asset and income qualification tests, and distribute substantially all its Investment Company Taxable Income earned during the Company’s taxable year. Additionally, as a Regulated Investment Company the Company is subject to a calendar year distribution requirement. If the Company does not make the required calendar year distributions, a 4% excise tax on the undistributed amount would generally be due.

3.	SHAREHOLDER’S EQUITY

At April 30, 2011, there were 200,000,000 ordinary shares authorized with a par value of $0.01, and there were 100 ordinary shares issued with a par value of $0.01.

4.	NON CASH FINANCING ACTIVITIES

The capital contribution of $2,000 from Churchill Holding, the Company’s sole equity holder, was receivable as of April 30, 2011.

The Company incurred $122,104 of offering costs during the period from April 4, 2011 (date of inception) to April 30, 2011 that were unpaid as of April 30, 2011.

5.	RELATED PARTY DISCLOSURE

Churchill Holdings held all the Company’s outstanding shares as of April 30, 2011.

During the period from April 4, 2011 (date of inception) and April 30, 2011, Churchill Holdings paid $33,915 of expenses incurred on behalf of the Company. Churchill Holdings will continue to incur operating expenses on behalf of the Company. The Company will reimburse Churchill Holdings once the initial public offering has been completed.

6.	COMMITMENTS AND CONTINGENCIES

During the normal course of business, the Company expects to enter into commitments to fund investments that may expose the Company to elements of credit and interest rate risk in excess of amount recognized in the balance sheet. The Company had no outstanding commitments as of April 30, 2011.

During the normal course of business, the Company expects to enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. As of April 30, 2011, there were no legal or regulatory proceedings that required recognition or disclosure in the financial statements.

The Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. As of April 30, 2011, there were no legal or regulatory proceedings that required disclosure in the financial statements.

7.	SUBSEQUENT EVENTS

Events or transactions that occurred subsequent to April 30, 2011, and through May 20, 2011, the date through which the financial statements were available to be issued, were reviewed for purposes of determining whether any adjustments or additional disclosures were required to be made to the financial statements. The Company Subsidiary was incorporated on May 2, 2011.

             Shares

Churchill Financial BDC Inc.

Common Stock

PRELIMINARY PROSPECTUS

                    , 2011

Citi

UBS Investment Bank

Barclays Capital

SunTrust Robinson Humphrey

RBC Capital Markets

Stifel Nicolaus Weisel

Houlihan Lokey

Janney Montgomery Scott

Lazard Capital Markets

Until                    , 2011 (25 days after the date of this prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C — OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of Churchill Financial BDC Inc. (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

Page
Report of Independent Registered Public Accounting Firm
Special Purpose Schedule of Investments to Be Acquired by Churchill Financial BDC Inc. as of , 2011
Notes to Financial Statement

2. Exhibits

Exhibit Number	Description

a.	Articles of Amendment and Restatement*

b.	Bylaws*

d.	Form of Common Stock Certificate*

e.	Dividend Reinvestment Plan*

g.	Form of Investment Advisory Agreement by and between Registrant and Churchill Financial BDC Management LLC*

h.	Form of Underwriting Agreement*

j.	Form of Custodian Agreement*

k.1	Form of Administration Agreement by and between Registrant and Churchill Financial BDC Administrator LLC*

k.2	Form of Trademark License Agreement by and between Registrant and Churchill Brand Holdings LLC*

k.3	Form of Indemnification Agreement by and between Registrant and each of its directors*

k.4	Form of Share Purchase Agreement by and among Registrant, Churchill Financial Holdings LLC and certain additional purchasers*

k.5	Form of Asset Purchase Agreement by and between Churchill Financial Holdings LLC and Churchill Financial BDC Funding LLC*

k.6	Form of Asset Purchase Agreement by and between Churchill Financial Cayman LTD. and Churchill Financial BDC Funding LLC*

Exhibit Number	Description

k.7	Form of Asset Repurchase Agreement by and between Churchill Financial Holdings LLC and Churchill Financial BDC Funding LLC*

k.8	Form of Asset Repurchase Agreement by and between Churchill Financial Cayman LTD. and Churchill Financial BDC Funding LLC*

k.9	Revolving Credit and Security Agreement by and between Churchill Financial BDC Funding LLC and SunTrust Robinson Humphrey, Inc., as lead arranger and as administrative agent*

l.	Opinion of Sutherland Asbill & Brennan LLP*

n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)*

n.2	Consent of Independent Registered Public Accounting Firm

r.	Code of Ethics*

99.1	Code of Business Conduct*

*	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$17,415
FINRA filing fee	$15,500
NASDAQ Global Select Market listing fee	5,000
Printing and postage	70,000
Legal fees and expenses	550,000
Accounting fees and expenses	50,000
Miscellaneous	92,085

Total	$800,000

All listed amounts are estimates.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, Churchill Financial Holdings LLC, a Delaware limited liability company, will own 100% of the outstanding common stock of the Registrant. Following the completion of this offering, Churchill Financial Holdings LLC’s share ownership is expected to represent approximately     % of the Registrant’s outstanding common stock.

See “Management,” “Certain Relationships and Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at May 20, 2011:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	1

ITEM 30.	INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended, or the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of the Registrant or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Churchill Financial BDC Management LLC, or the Adviser, and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Churchill Financial BDC Administrator LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Churchill Financial BDC Administrator LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

The Underwriting Agreement will provide that each Underwriter severally agrees to indemnify, defend and hold harmless the Registrant, its directors and officers, and any person who controls the Registrant within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Registrant or any such person may incur under the Securities Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Registrant expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the investment adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No.    ), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Churchill Financial BDC Inc., 400 Park Avenue, Suite 1510, New York, NY 10022;

(2)	the Transfer Agent, , , , ;

(3)	the Custodian, , , , ; and

(4)	the Investment Adviser, Churchill Financial BDC Management LLC, 400 Park Avenue, Suite 1510, New York, NY 10022.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	Registrant undertakes that:

(a)	For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b)	For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused Amendment No. 1 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 26th day of May, 2011.

CHURCHILL FINANCIAL BDC INC.

By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel
President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, Amendment No. 1 to this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 26th day of May, 2011.

Signature	Title

/s/ Kenneth J. Kencel Kenneth J. Kencel	President, Chief Executive Officer and Director (Principal Executive Officer)

* Nigel D.T. Andrews	Director

* William N. Britton	Director

* Paul A. Rubin	Director

* H Ronald Weissman	Director

/s/ Alastair G.C. Merrick Alastair G.C. Merrick	Chief Financial Officer, Chief Administrative Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)

* Signed by Kenneth J. Kencel pursuant to a power of attorney signed by each individual and filed with Pre-Effective Amendment No. 1 this Registration Statement on May 26, 2010.